[TRAVELERS LIFE & ANNUITY LOGO]


                         THE TRAVELERS INSURANCE COMPANY
          [ONE CITYPLACE]  o  [HARTFORD], CONNECTICUT  o  [06103-3415]
                                A STOCK COMPANY


                                     MAILING ADDRESS: [Qualified Plan Services
                                                      P.O. Box 990009
                                                      Hartford, CT 06199-0009]




   WE ARE PLEASED TO PROVIDE YOU THE BENEFITS OF THIS FIXED ANNUITY CONTRACT.


          THIS CONTRACT IS ISSUED IN CONSIDERATION OF THE PURCHASE PAYMENTS. IT IS SUBJECT TO THE TERMS AND CONDITIONS STATED ON THE
          ATTACHED PAGES, ALL OF WHICH ARE PARTS OF IT.


                        EXECUTED AT HARTFORD, CONNECTICUT


               /s/ George C. Kokulis               /s/ Ernest J. Wright
               ---------------------               --------------------
               President                           Secretary


                  THIS IS A LEGAL CONTRACT BETWEEN YOU AND US.
           PLEASE READ YOUR CONTRACT AND ALL ATTACHED FORMS CAREFULLY.


             FLEXIBLE PREMIUM GROUP DEFERRED FIXED ANNUITY CONTRACT
                                  TAX QUALIFIED


                  ELECTIVE OPTIONS              NON-PARTICIPATING


           THIS CONTRACT IS SUBJECT TO A MARKET VALUE ADJUSTMENT UPON
                              CONTRACT TERMINATION


                 VALUES PROVIDED BY THIS CONTRACT ARE GUARANTEED
                           AS TO FIXED DOLLAR AMOUNT.

                                TABLE OF CONTENTS



[Contract Specifications                                                Page 3

Definitions                                                             Page 5

General Contract Provisions                                             Page 7

Purchase Payments/Cash Value                                            Page 8

Transfers From This Contract To Contracts Not Issued By Us              Page 8

Transfers From Contracts Not Issued By Us                               Page 8

Distributions From the Contract                                         Page 8

Contract Charges                                                        Page 9

Death Benefit Provision                                                 Page 9

Contract Termination Provision                                          Page 10

Contract Discontinuance Provision                                       Page 10

Settlement Provision                                                    Page 12

Annuity Tables                                                          Page 14]




        Any Amendments, Riders or Endorsements follow the Annuity Tables.

                             CONTRACT SPECIFICATIONS


CONTRACT OWNER             [TRUSTEE OF THE ABC RETIREMENT PLAN]

PLAN NAME                  [THE ABC RETIREMENT PLAN]

CONTRACT NUMBER            [SPECIMEN]

CONTRACT DATE              [10-15-2003]


PURCHASE PAYMENT/TERMINATION AMOUNTS

MINIMUM  AVERAGE PURCHASE PAYMENT AMOUNT:   [$10,000] per Contract Year

MAXIMUM SUM OF INITIAL AND SUBSEQUENT PURCHASE PAYMENTS: [$3,000,000] without prior approval by Our Office]

TERMINATION AMOUNT:  [$20,000]

AMOUNTS DEDUCTED ON SURRENDER:
For the purpose of determining the amounts deducted on full or partial Surrender, the surrender charge is calculated as a percentage of the Cash Value being surrendered.

               CONTRACT YEAR                     SURRENDER CHARGE
               -------------                     ----------------
                  [1 - 2                                5%
                   3 - 4                                4%
                   5 - 6                                3%
                     7                                  2%
                     8                                  1%
                     9+                                0%]


ALLOWABLE DISTRIBUTIONS PRIOR TO CONTRACT DISCONTINUANCE NOT SUBJECT TO AMOUNTS DEDUCTED ON SURRENDER:

    o    Transfers to Approved Products (within the Plan), and
    o    Benefit responsive distributions as follows;
         -------------------------------------------
         [Retirement,
         Separation from Service,
         Hardship withdrawals (as defined by the Internal Revenue Code), Distribution for a loan under the plan
         Death,
         Disability (as defined by the Internal Revenue Code section 72 [m][7]), Minimum distributions (as defined by the Internal Revenue Code),
         Return of Excess Plan Contributions,
         Certain Plan expenses as mutually agreed upon, Transfers to an employer stock fund, and Annuitization under this contract ]

Distributions may be in the form of cash payments, Annuity Options or to a deferred Annuity issued by Us.

                             CONTRACT SPECIFICATIONS


GUARANTEED INTEREST PERIODS: [The initial interest rate for any Purchase Payment is declared each month and is guaranteed for twelve months. Each Purchase Payment is placed in an "interest rate period" for accounting purposes. At the end of the total twelve-month guarantee period, a renewal interest rate will be determined and guaranteed until the end of that calendar year. The second and all future renewal rates will be declared each subsequent January 1 and guaranteed through December 31 of each year.] The initial or renewal rates for the guaranteed period will never be less than[1.5%].


TRANSFERS

Transfers from this contract to products not issued by Us, may not exceed [20%] per Contract Year of the Cash Value in the contract as of the first day of the Contract Year, unless the transfer is an allowable distribution as shown in the Contract Specifications. We reserve the right to modify the amount available for transfer.

                                   DEFINITIONS

ANNUITANT - The Participant on whose life the Annuity payments are made.

ANNUITY - Payment of income for a stated period or amount.

APPROVED PRODUCT(S) - Products approved by The Travelers Insurance Company.

BENEFICIARY(IES) - The Beneficiary of this contract is the Plan Trustee, unless the Plan provides otherwise.

CASH SURRENDER VALUE - The Cash Value less any amounts deducted on Surrender shown in the Contract Specifications page and any applicable Premium Tax.

CASH VALUE - The value of the net Purchase Payments in Your Account less surrenders, plus interest. Sometimes referred to as "Account Value."

CODE - The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of this contract.

COMMENCEMENT DATE - The date on which Annuity payments are to begin.

CONTRACT DATE - The date this contract is issued as shown in the Contract Specifications page.

CONTRACT DISCONTINUANCE - Termination of this contract by Us or by Your Written Request.

CONTRACT OWNER - The person or entity identified in the Contract Specifications page.

CONTRACT YEAR - The twelve-month period beginning with the Contract Date or any anniversary thereof. This may or may not coincide with the Plan year.

DUE PROOF OF DEATH - (i) A copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.

EXCESS PLAN CONTRIBUTIONS - [Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator, excluding reversions upon Plan Termination.]

OUR OFFICE - The home office of the Travelers Insurance Company or any other office which We may designate for the purpose of administering this contract. All correspondence regarding this contract should be sent to Our mailing address stated on the cover page of this contract.

PARTICIPANT- An eligible person who is a member in Your Plan.

PLAN - The Plan, or arrangement, designated in the Contract Specifications page, used in a retirement plan or program whereby the Purchase Payments and any gains are intended to qualify under sections 401or 457 of the Internal Revenue Code, as amended. We are not a party to the Plan. We do not assume the responsibilities of the Plan Administrator, nor are We bound by the terms of the Plan. We will have no obligation to verify that the Plan Administrator is acting within the scope of his/her authority. All records pertaining to the Plan will be open for inspection by Us.

PLAN ADMINISTRATOR - The corporation or other entity so specified in the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.

PLAN TERMINATION - Termination of Your Plan, including partial Plan Termination, as determined by Us.

PLAN TRUSTEE -  The Trustee specified in the Contract Specifications.

PREMIUM TAX - The amount of tax, if any, charged by the state or municipality. We will deduct any applicable Premium Tax from the Cash Value either upon surrender, annuitization, death, or at the time a Purchase Payment is made, but no earlier than when We have the liability under state law.

PURCHASE PAYMENTS - Payments of premium You make to this contract.

SEPARATION FROM SERVICE - [The termination or permanent severance of a Participant's employment with the employer for any reason that is a separation from service within the meaning of the Plan. However, termination of a Participant's employment with the employer as a result of the sale of all or part of the employer's business (including divisions or subsidiaries of the employer) will not be considered Separation from Service unless the Participant actually loses his/her job or is not immediately included in a pension or profit sharing plan of the successor employer.]

SURRENDER DATE - The date We receive Your Written Request or a Participant's Written Request if so authorized, for Surrender.

VALUATION DATE - The date on which the Contract is valued.

WE, OUR, US - The Travelers Insurance Company.

WRITTEN REQUEST - Written information including requests for contract, beneficiary, ownership, transfers, surrenders or other changes sent to Us in a form and content satisfactory to Us and received in good order at Our Office. Requests for changes are subject to any action taken prior to Our receipt of the written information.

YOU, YOUR - The Contract Owner.

YOUR ACCOUNT - Cash Value attributed to You under this contract.

                           GENERAL CONTRACT PROVISIONS

OWNERSHIP

This contract belongs to You. You have sole power while the contract is in force to exercise any rights given in the contract. In order to maintain tax qualification, this contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose except as may be required or permitted under applicable law including the Internal Revenue Code.

If permitted by law, and You assign, transfer, discount, or pledge the contract as collateral for a loan, We must be notified immediately in writing. Any payment We make before We record the assignment, transfer, discount, or pledge at Our Office will not be affected. We are not responsible for the validity of any assignment, transfer, discount or pledge. Your rights and the rights of a beneficiary may be affected by an assignment, transfer, discount or pledge. Additional benefits added by rider may or may not be available for assignment, transfer, discount or pledge.

CREDITOR CLAIMS

No right or benefit to You, the Annuitant/Participant or Beneficiary under this contract shall be subject to the claims of creditors or any legal process other than to the extent permitted by law.

CONTROL OF THE CONTRACT

All rights in the contract rest with You, and You are entitled to all amounts held under this contract. You may elect to exercise any options allowed by the contract with respect to Your Account. Elections made under the contract must be made by a Written Request, unless another manner is mutually agreed upon.

ENTIRE CONTRACT

The entire contract between You and Us consists of the contract, and any attached amendments, riders, or endorsements.

CONTRACT CHANGES

Upon receiving appropriate state approval, if necessary, We may at any time make any changes, including retroactive changes, to this Contract to the extent that the change is required to meet the requirements of any federal, state or local law or regulation. All Contract changes will be made by a written amendment, rider, or endorsement signed by Our President, Our Chairman, or one of Our home office authorized officers. Agents do not have authority to alter or modify any of the terms or conditions of this contract, or to waive any of its provisions.

Any change will not affect the amount or term of any Annuity begun prior to the change, unless the change is required to conform the contract to any federal or state statute and will not affect the method by which the Contract Value is determined.

INCONTESTABILITY

We will not contest this contract from the Contract Date.

REQUIRED REPORTS

We will furnish a report to You as often as required by law, but at least once in each Contract Year, reporting the status of the Contract as of a date not more than four months previous to the date of the mailing.

NON-PARTICIPATING

This contract does not share in Our surplus earnings, so You will receive no dividends under it.

                                PURCHASE PAYMENTS

The Purchase Payments are the payments You make to this contract. An initial Purchase Payment must be made to the contract and is due and payable before the contract becomes effective. Each Purchase Payment is payable to Us at Our Office. The minimum and maximum Purchase Payments are shown in the Contract Specifications page. We reserve the right to limit the amount of the Purchase Payment which will be accepted.

Net Purchase Payments are that part of the Purchase Payments applied to the contract. The net Purchase Payment is equal to the Purchase Payment less any applicable Premium Tax.

The Plan Administrator will be responsible for maintaining the individual records for each Participant.

                                   CASH VALUE

The Cash Value on the contract date is the initial net Purchase Payment. On any date after the contract date, the Cash Value equals:

1.  total net Purchase Payment(s) paid; minus
2.  any prior partial surrenders and applicable surrender charges; plus
3.  any interest earned.

On the Annuity Income Date, the Annuity Value will be reduced by any Premium Tax payable before it is applied to determine the annuity payments.

                      [TRANSFERS TO CONTRACTS ISSUED BY US

Under specific conditions, We may allow You to transfer funds in this contract to contracts issued by Us without incurring a surrender charge as shown on the Contract Specifications page to the funds being transferred. Once the transfer is complete and We have established a new account for You, new deferred sales charges or surrender charges may apply to the new contract in accordance with the provisions of such contract.

           [TRANSFERS FROM THIS CONTRACT TO PRODUCTS NOT ISSUED BY US

Amounts may be transferred from this contract to products not issued by Us as described on the Contract Specifications page. No transfers will be allowed from this contract directly into any competing fund (any bond, money market, or other fixed income investment vehicle), unless it is a benefit responsive distribution. Amounts previously transferred from this contract to an Approved Product may not be transferred back into this contract for a period of at least 3 months from the date of transfer.

                    TRANSFERS FROM CONTRACTS NOT ISSUED BY US

Under Specific conditions, when authorized by state insurance law, We may credit a Plan up to 4% of the amount transferred to Us from another investment vehicle as reimbursement to the Plan of any exit penalty assessed by the other investment vehicle provider. We may recover this credit through reduced compensation paid to the servicing agent or broker.]

                         DISTRIBUTIONS FROM THE CONTRACT

CASH SURRENDER VALUE

The Cash Surrender Value will be determined as of the next business day following receipt of a Written Request by You. We may delay payment of the Cash Surrender Value for a period not to exceed 6 months.

ALLOWABLE DISTRIBUTIONS

You may request allowable distributions shown in the Contract Specifications page at any time. Upon receipt of Your Written Request, We will pay You the Cash Value as applicable for those allowable distributions.

SURRENDER FROM INTEREST RATE PERIODS

For the purpose of processing distributions, withdrawals are taken from the most recent "interest rate period" first, and each subsequent interest rate period is accessed for distributions in descending order on a Last-In, First-Out (LIFO) basis.

                                CONTRACT CHARGES

AMOUNTS DEDUCTED ON SURRENDER

The applicable amounts deducted on Surrender are shown in the Contract Specifications page. These amounts may be reduced or eliminated to the extent that We anticipate lower sales expenses or perform fewer sales services due to:

     1.   the size of the group participating in the contract;
     2.   an existing relationship to the contract owner;
     3.   use of mass enrollment procedures, or;
     4. performance of sales functions by a third party, which We would otherwise perform.


                             DEATH BENEFIT PROVISION

DEATH OF PARTICIPANT

A death benefit is payable in a single sum to the Beneficiary upon the death of a Participant before the Commencement Date. A death benefit is also payable under those Annuity Options which provide for death benefits. We will pay the Beneficiary the death benefit as described below upon receiving Due Proof of Death along with a Written Request noting the Cash Value and total Purchase Payments attributable to the Participant under the Contract. In addition, We will require copies of records and any other reasonable proof We find necessary to verify the Cash Value and total Purchase Payments attributable to the Participant under this Contract. At Your Written Request, We will pay the death benefit to the Participant's beneficiary. When We make a payment to the Plan Trustee, We will have no obligation to ensure that such payment is applied according to the terms of the Plan.

DEATH PROCEEDS PRIOR TO THE COMMENCEMENT DATE

If the Participant dies before the Commencement Date, We will pay the Beneficiary the Cash Value of the Participant's Individual Account less any applicable Premium Tax as of the date We receive Due Proof of Death.

INTEREST ON DEATH PROCEEDS

We will pay interest on death proceeds of a Participant's Individual Account in accordance with appropriate state regulations.

DEATH PROCEEDS AFTER THE COMMENCEMENT DATE

If the Annuitant/Participant dies on or after the Commencement Date, We will pay the Beneficiary a death benefit consisting of any benefit remaining under the Annuity option then in effect.

                         CONTRACT TERMINATION PROVISION

TERMINATION AMOUNT

If the Cash Value in Your Account is less than the Termination Amount stated in the Contract Specifications page, We reserve the right to terminate this Contract.

                        CONTRACT DISCONTINUANCE PROVISION

You may discontinue this contract by Written Request at any time for any reason.

We reserve the right to discontinue this contract if:

     a) the Cash Value of the contract is less than the Termination Amount shown in the Contract Specifications; or

     b) any benefit responsive withdrawal is in excess of 60% of the Cash Value of the Contract; or

     c) We determine in Our sole discretion and judgment, that the Plan or administration of the Plan is not in conformity with applicable law; or

     d)   We receive written notice that is satisfactory to Us of Plan
          Termination.

If We discontinue this contract or We receive Your Written Request to discontinue the contract, We will, in Our sole discretion and judgment:

     i)   accept no further payments for this contract; and

     ii)  pay You the Cash Surrender Value, if any.

If this Contract is discontinued by Us, because the amount is less than the Termination amount, We will distribute the Cash Surrender Value to You no later than seven days following our mailing the written notice of discontinuance to You at the most current address available on Our records. Discontinuance of this contract will not affect payments We are making under any Annuity options, which began before the date of discontinuance. If the Contract is discontinued, no further Purchase Payments or transfers will be allowed.

If the Contract is discontinued because of Plan Termination and the Plan certifies to Us that the Plan Termination is the result of the dissolution or liquidation of the employer under US Code Title 11 procedures, the Cash Surrender Value will be distributed directly to the employees entitled to share in such distributions in accordance with the terms of the Plan. Distribution may be in the form of cash payments, Annuity options, or deferred annuities as instructed by You.

If the Plan is terminated or the Contract discontinued for any reason, other than a) above or plan termination, because of the dissolution or liquidation of the employer under US Code Title 11 procedures, then upon discontinuance of this Contract, We will determine the Market Adjusted Value of the contract. The Market Adjusted Value is the current value as of the date of discontinuance and reflects the relationship between the rate of interest credited to funds on deposit under the contract at the time of discontinuance to the rate of interest credited on new deposits for this class of contracts at the time of discontinuance. The Market Adjusted Value may be greater than or less than the Cash Value of the contract.

If the Market Adjusted Value is less than the Cash Value of the Contract as of the date of discontinuance, We will pay You Your choice of:

     a) the Market Adjusted Value, less any amounts deducted on Surrender, in one lump sum within 60 days of the date of discontinuance; or

     b) the Cash Surrender Value of the contract in equal installments over a 5-year period. The amount deducted on Surrender, if any, is determined as of the date of discontinuance and will apply to all installment payments. Interest will be credited to the remaining Cash Value of the contract during this installment period at a fixed effective annual interest rate as shown in the Contract Specifications. The first payments will be made no later than 60 days following Our mailing the written notice to You at the most current address available on Our records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract Specifications page are not allowed during the 5-year installment period.

If the Market Adjusted Value is greater than the Cash Value of the contract as of the date of discontinuance, We will pay You Your choice of:

     a) the Cash Surrender Value of the Contract within 60 days of the date of discontinuance; or

     b) the Cash Value of the Contract in installments over a 5-year period. Interest will be credited to the remaining Cash Value of the contract during this installment period at a fixed effective annual interest rate as shown in the Contract Specifications. The first payment will be made no later than 60 days following Our mailing the written notice to You at the most current address available on Our records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract Specifications page are not allowed during the 5-year installment period.

                                                      5              5
           MARKET ADJUSTED VALUE = CASH VALUE X (1+RO) / (1+R1+.0025)

WHERE:

RO IS THE AVERAGE INTEREST RATE CREDITED TO AMOUNTS IN THE CONTRACT ON THE DATE OF DISCONTINUANCE, AND

RI IS THE INTEREST RATE ON NEW DEPOSITS FOR THIS CLASS OF CONTRACTS ON THE DATE OF DISCONTINUANCE.

                              SETTLEMENT PROVISION

ELECTION OF SETTLEMENT OPTIONS

Any amount distributed from the contract may be applied to any one of the Annuity options described below.

Election of any of these options must be made by Written Request to Our Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by You. The following information must be provided with any such request:

     a) the Annuitant's/Participant's name, address, date of birth, social security number; and

     b)   the amount to be distributed in the form of an Annuity option; and

     c)   the Annuity option which is to be purchased; and

     d)   the date the Annuity option payments are to begin; and

     e) if the form of the Annuity provides a death benefit in the event of the Annuitant's/Participant's death, the name, relationship and address of the Beneficiary as designated by You; and

     f)   any other data that We may require.

The Beneficiary, as specified in item (e) above, may be changed by You, as long as We are notified by Written Request while the Annuitant/ Participant is alive. If the Beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the Beneficiary. After We receive the Written Request and the written consent of the Beneficiary (if required), the new Beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment We made before the Written Request.

MINIMUM AMOUNTS

The minimum amount that can be placed under an Annuity option is $2,000 unless We consent to a lesser amount. If any periodic payments due are less than $100, We reserve the right to make payments at less frequent intervals.

MISSTATEMENT

If an Annuitant's/Participant's date of birth was misstated, all benefits of this contract are what the Cash Value would have purchased at the correct age on the date of issue of the Annuity option elected.

If an underpayment has been made under this Contract due to misstatement as described above, We will pay the portion due promptly. If an overpayment has occurred, the amount due Us will be deducted from subsequent Annuity payments, as necessary. No interest will be credited or charged in the event of an underpayment or overpayment. Proof of the Annuitant's/Participant's age may be filed at any time at Our Office.

RETIRED LIFE CERTIFICATE

We will issue to each person to whom Annuity benefits are being paid under this contract, a certificate setting forth the benefits to which such person is entitled under this contract.

FIXED ANNUITY

A fixed annuity is an annuity with payments which remain fixed as to dollar amount throughout the payment period. The Life Annuity Tables are used to determine the monthly annuity payment. They show the dollar amount of monthly annuity payment which can be purchased with each $1,000 applied. The amount applied to the fixed annuity will be equal to the Cash Surrender Value allocated to the fixed annuity determined as of the date fixed annuity payments start. If it would produce a larger payment, the fixed annuity payment will be determined using the Life Annuity Tables in effect on the Commencement Date.

ANNUITY OPTIONS

Subject to conditions stated in ELECTION OF SETTLEMENT OPTIONS and MINIMUM AMOUNTS, all or any part of the Cash Surrender Value of this contract may be paid to the Annuitant/Participant under one or more of the Annuity options below.

OPTION 1. LIFE ANNUITY - NO REFUND

We will make monthly Annuity payments during the lifetime of the person on whose life the payments are based, ending with the last monthly payment preceding death.

OPTION 2. LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS ASSURED

We will make monthly Annuity payments during the lifetime of the person on whose life the payments are based and under the conditions stated below.

If at the death of that person, payments have been made for less than 120, 180, or 240 months, as elected, We will continue to make payments to the designated Beneficiary during the remainder of the period.

OPTION 3. JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make monthly Annuity payments during the joint lifetime of the Annuitant/Participant and a secondary payee, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

OPTION 4. JOINT AND LAST SURVIVOR LIFE ANNUITY - ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE

We will make monthly Annuity payments during the joint lifetime of two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, We will continue to make monthly Annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, We will continue to make monthly Annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee.

No further payments will be made following the death of the survivor.

OPTION 5.   PAYMENTS FOR A FIXED PERIOD

We will make monthly payments for the period selected. If at the death of Annuitant/Participant, payments have been made for less than the period selected, We will continue to make payments to the designated Beneficiary during the remainder of that period.

OPTION 6. OTHER ANNUITY OPTIONS

We will make other arrangements for Annuity payments as may be mutually agreed upon by You and Us.

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                     OPTIONS 1 AND 2- SINGLE LIFE ANNUITIES

    UNISEX                    NUMBER OF MONTHLY PAYMENTS GUARANTEED
   ADJUSTED          NONE             120             180               240
     AGE

     [45             2.64             2.63            2.62             2.61
     46              2.68             2.68            2.67             2.65
     47              2.73             2.73            2.71             2.70
     48              2.79             2.78            2.76             2.74
     49              2.84             2.83            2.82             2.79
     50              2.90             2.89            2.87             2.85
     51              2.96             2.95            2.93             2.90
     52              3.03             3.01            2.99             2.95
     53              3.09             3.08            3.05             3.01
     54              3.17             3.15            3.12             3.07
     55              3.24             3.22            3.19             3.14
     56              3.32             3.29            3.26             3.20
     57              3.40             3.37            3.33             3.27
     58              3.49             3.46            3.41             3.34
     59              3.59             3.55            3.49             3.41
     60              3.69             3.64            3.58             3.48
     61              3.80             3.74            3.67             3.55
     62              3.91             3.85            3.76             3.63
     63              4.03             3/96            3.86             3.71
     64              4.16             4.08            3.96             3.78
     65              4.30             4.20            4.07             3.86
     66              4.45             4.34            4.17             3.94
     67              4.61             4.47            4.29             4.02
     68              4.78             4.62            4.40             4.10
     69              4.96             4.77            4.52             4.17
     70              5.16             4.93            4.63             4.24
     71              5.37             5.10            4.75             4.31
     72              5.59             5.27            4.87             4.38
     73              5.84             5.45            4.99             4.44
     74              6.10             5.64            5.11             4.50
     75              6.38             5.83            5.22             4.55

Dollar amounts of the monthly Annuity payments in the above table assumes a year 2000 issue, and are based upon the Annuity 2000 Table] (blended 50%/50% female/male) with mortality improvements based on Projection Scale G. This table assumes a net investment rate of 1.5% per Annum, assuming a 365-day year.

Calendar Year in which 1st  payment is due:
Adjusted Age is Actual Age:

2003-2005         2006-2010        2011-2015         2016-2020
minus 1           minus 2          minus 3           minus 4

2021-2025         2026-2030        2031-2035         2036 AND LATER
minus 5           minus 6          minus 7           minus 8]

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                 OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY

     UNISEX
    ADJUSTED                               UNISEX ADJUSTED AGE
       AGE         45        50         55          60         65         70         75
       [45        2.35      2.43       2.49        2.54       2.57       2.60       2.61
       50         2.43      2.54       2.64        2.72       2.79       2.83       2.86
       55         2.49      2.64       2.79        2.92       3.02       3.10       3.16
       60         2.54      2.72       2.92        3.11       3.28       3.42       3.53
       65         2.57      2.79       3.02        3.28       3.54       3.77       3.96
       70         2.60      2.83       3.10        3.42       3.77       4.13       4.46
       75         2.61      2.86       3.16        3.53       3.96       4.46       4.96



                 OPTION 4 - JOINT AND LAST SURVIVOR LIFE ANNUITY
                    REDUCED BY 50% ON DEATH OF PRIMARY PAYEE

                    AGE OF PRIMARY
                 AND SECONDARY UNISEX                  DOLLAR AMOUNT

                          45                               2.48
                          50                               2.71
                          55                               3.00
                          60                               3.37
                          65                               3.88
                          70                               4.59
                          75                               5.58


Dollar amounts of the monthly Annuity payments in the above table assumes a year 2000 issue, and are based on the Annuity 2000 Table (blended 50%/50% female/male) with mortality improvements based on Projection Scale G. This table assumes a net investment rate of 1.5% per Annum, assuming a 365-day year.

Calendar Year in which 1st  payment is due:
Adjusted Age is Actual Age:

2003-2005         2006-2010         2011-2015        2016-2020
minus 1           minus 2           minus 3          minus 4

2021-2025         2026-2030         2031-2035        2036 AND LATER
minus 5           minus 6           minus 7          minus 8]

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                THIS TABLE WILL BE USED FOR QUALIFIED CONTRACTS.

                     OPTION 5 - PAYMENTS FOR A FIXED PERIOD

                      MONTHLY                                        MONTHLY
    NUMBER OF         PAYMENT                       NUMBER OF        PAYMENT
      YEARS           AMOUNT                          YEARS          AMOUNT

       [5              17.28                            18            5.27
        6              14.51                            19            5.03
        7              12.53                            20            4.81
        8              11.04                            21            4.62
        9              9.89                             22            4.44
       10              8.96                             23            4.28
       11              8.21                             24            4.13
       12              7.58                             25            3.99
       13              7.05                             26            3.86
       14              6.59                             27            3.75
       15              6.20                             28            3.64
       16              5.85                             29            3.54
       17              5.55                             30            3.44


The dollar amounts of the monthly Annuity payments for the fifth option are based on a net investment rate of 1.5% per annum, assuming a 365-day year.]

                 PENSION/PROFIT SHARING PLAN QUALIFICATION RIDER

If the Contract/certificate owner (hereinafter referred to as "You" or "Your") of this Contract/certificate (hereinafter referred to as "Contract") requested that it be issued to comply with Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following conditions, restrictions and limitations apply to this Contract. The Contract shall constitute an asset of the qualified pension or profit-sharing plan established under Code Section 401(a) and the regulations thereunder and the Contract shall be subject to the provisions, terms and conditions of such qualified plan. The amounts held under this Contract will be used for the exclusive benefit of the employees and their beneficiaries. The provisions in this rider supersede any contrary provisions in the Contract.

The Plan is subject to the Employee Retirement Income Security Act (ERISA). We are not a party to the Plan, nor are we the Plan Administrator. Any responsibilities related to the appropriateness of any withdrawal, consents (or revocation thereof), or any other fiduciary decision related to the administration of the Plan is that of the employer or the Plan Administrator.

OWNER AND ANNUITANT

If the owner of this Contract is an employer, it represents that the plan meets the requirements of Code Section 401(a). The term employee will mean the individual for whose benefit the employer established an annuity program under Code Section 401(a). This employee will be the Annuitant under this Contract. The Annuitant is the individual on whose life the first Annuity payment is made. A joint owner or a contingent Annuitant cannot be named under this Contract. The Annuitant may not be changed after the Contract Date except as provided hereunder.

TRANSFER OF OWNERSHIP/ASSIGNMENT

This Contract shall not be pledged or otherwise encumbered and it shall not be sold, assigned, or otherwise transferred to any other person or entity other than us.

CREDITOR CLAIMS

To the extent permitted by law, no right or benefit of the owner, Annuitant or Beneficiary under this Contract shall be subject to the claims or creditors or any legal process.

CONTRIBUTION LIMITS

Contributions may not exceed the limitations in effect under Code Section 402(g) and 415(c).

ROLLOVERS

To the extent the Annuitant is eligible for a distribution under this Contract, and provided the distribution is an eligible rollover distribution, the distribution or a portion of it may be paid directly to an eligible retirement plan. An eligible retirement plan includes an Individual Retirement Annuity or Account described in Code Section 408; a Tax Sheltered Annuity plan or arrangement under Code Section 403(b); a Defined Contribution plan qualified under Code Section 401; and a governmental Deferred Compensation arrangement under Code Section 457, as permitted by law. In the case of an eligible distribution to the surviving spouse however, an eligible retirement plan is an Individual Retirement Annuity or Account. You must specify the eligible retirement plan to which such distribution is to be paid in a form and at such time acceptable to us. Such distribution shall be made as a direct transfer to the eligible retirement plan so specified. Surrender penalties under this Contract may apply to all rollover distributions.

Previously taxed amounts in this Contract are not eligible for rollover. Amounts that are rolled over are generally not taxed until later distributed. An eligible rollover distribution generally includes any taxable distribution or portion thereof from this Contract except:

     (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Annuitant or the joint lives (or joint and survivor expectances) of the Annuitant and the Annuitant's designated beneficiary, or for a specified period of ten years or more;

     (2) any distribution to the extent such distribution is required under Code Sections 401(a)(9) and 403(b)(10);

     (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

     (4)  any hardship distribution described in Code Section 403(b)(11) or Code
          Section 403(b)(7)(A)(ii) made to the contract owner after 1998, and

     (5)  any other distribution(s) to the extent provided under the Code.

When an Annuitant receives a distribution directly by check that is eligible for rollover, then mandatory income tax withholding will be taken from the distribution. The Annuitant may roll over the balance to an Individual Retirement Annuity or Account within 60 days of receipt of the check, and may make up the amount withheld from other sources in the rollover in order to roll over the maximum without possible early distribution tax penalty on the amount of the tax withholding.

ELECTION OF SETTLEMENT OPTIONS

On the Maturity Date, or other agreed upon date, We will pay the amount payable under this Contract in one lump sum or in accordance with the Option elected by You. While the Annuitant is alive, You may change your Settlement Option election by Written Request, but only before the Maturity Date. Once annuity payments have commenced, no further election changes are allowed.

If no election has been made on the Maturity Date and if the Annuitant is living and has a spouse, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant as primary payee and the Annuitant's spouse as secondary payee in accordance with the Joint and Last Survivor Life Annuity-Annuity Reduced on Death of Primary Payee Option. During the Annuitant's lifetime, if no election has been made and the Annuitant has no spouse on the Maturity Date, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant, in accordance with the Life Annuity with Period Certain Annuity option, with 120 monthly payments assured.

REQUIRED MINIMUM DISTRIBUTIONS

DISTRIBUTIONS DURING ANNUITANT'S LIFETIME

In order to meet the qualification requirements of Code Section 401(a), all plans must meet the required mandatory distribution rules in Code Section 401(a)(9).

Code Section 401(a)(9) states that a plan will not be qualified unless the entire interest of each employee is distributed to such employee not later than the "required beginning date" or over the life or life expectancy of such employee or over the lives or joint life expectancy of such employee and a designated beneficiary. Generally, the "required beginning date" means April 1 of the calendar year following the later of (1) the calendar year in which the employee attains age 70 1/2, or (2) the calendar year in which the employee retires, except that in the event that the employee is a 5% owner, the "required beginning date" is April 1 of the calendar year in which the employee attains age 70 1/2.

         DISTRIBUTIONS UPON ANNUITANT'S DEATH

If the Annuitant dies on or after the Required Beginning Date (or after distributions have begun under one of the settlement options under this Contract), the remaining portion of the Annuitant's interest (if any) shall be distributed at least as rapidly as the method of distribution in effect as of the Annuitant's death.

If the Annuitant dies before distribution of his or her interest in the Contract has begun and unless otherwise permitted under applicable law, the Annuitant's entire interest will be distributed in accordance with one of the following three provisions:

     a. If the Annuitant's interest is payable to a designated beneficiary, except as provided in (c) below, the designated beneficiary may elect to receive the entire interest over the life expectancy of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Annuitant died. Such election by the designated beneficiary must be irrevocable and must be made no later than September 30 of the calendar year immediately following the calendar year in which the Annuitant died.

     b. If there is no designated beneficiary, or if the beneficiary elects, the Annuitant's entire interest in the Contract will be distributed by December 31 of the calendar year containing the fifth anniversary of the Annuitant's death.

     c. If the designated beneficiary is the Annuitant's surviving spouse, the surviving spouse may elect to receive the entire interest in equal or substantially equal payments over the life expectancy of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date on or before the later of:

          (i) December 31 of the calendar year immediately following the calendar year in which the Annuitant died; or

          (ii) December 31 of the calendar year in which the Annuitant would have attained age 70 1/2. Such election by the surviving spouse must be irrevocable and must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Annuitant's death, or the date distributions are required to begin pursuant to the preceding sentence.

If the surviving spouse dies before distributions begin, the limitations described above in this section shall be applied as if the surviving spouse were the Annuitant.

Life expectancies will be calculated in accordance with the applicable requirements of Federal Law, including the Code and any applicable rules and regulations.

ANNUITIES DISTRIBUTED UNDER QUALIFIED PLANS

If the applicant for this Contract requested that it be issued to comply with
Section 401(a) of the Code, and this Contract has subsequently been transferred to the Annuitant, the following conditions, restrictions and limitations apply to this Contract in addition to the above.

SPOUSAL CONSENT

DEATH BENEFIT - If the Annuitant dies while the Contract continues and the Annuitant has a spouse at the time of the Annuitant's death, We will pay the death benefit to a person other than the current spouse of the Annuitant only if proof of spousal consent, which meets the requirements of Section 417 of the Code, is furnished to us.

If the Beneficiary is not the current spouse and such spousal consent is not furnished, We will pay 50% of the death benefit to the current spouse. We will pay the balance of the death benefit to the Beneficiary.

CASH SURRENDER - Before the due date of the first annuity Payment, 1) if You do not have a spouse and without the consent of any Beneficiary; or, 2) if You do have a current spouse then only with the written consent of your spouse, as required by Section 417 of the Code; We will pay to You all or any portion of the cash surrender value of the Contract upon receipt of your Written Request for it.

ADMINISTRATIVE COMPLIANCE/AMENDMENT

If changes in the Code and related law, regulations and rulings require a distribution greater than described above in order to keep this Annuity qualified under the Code, we will administer the Contract in accordance with these laws, regulations and rulings. Notwithstanding any provision to the contrary in this Contract or the qualified pension or profit-sharing plan of which this Contract is a part, We reserve the right to amend or modify the Contract or any rider or endorsement thereto, to the extent necessary to comply with any law, regulation or other requirement in order to establish or maintain the qualified status of the plan, following all necessary regulatory approvals. Any such amendment or modification may be made retroactively effective if necessary or appropriate to conform to the conditions imposed by such law, regulation or other requirement.

                                              THE TRAVELERS INSURANCE COMPANY

                                                   /s/ George C. Kokulis

                                                        PRESIDENT

--------------------------------------------------------------------------------
                    CODE SECTION 457 PLAN QUALIFICATION RIDER
--------------------------------------------------------------------------------

This Rider modifies the contract/certificate (hereinafter referred to as "contract") to which it is attached for use in connection with a deferred compensation plan (the "Plan") qualified under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"). In the case of a conflict with any provision in the contract, the provisions of this Rider will control. This Rider applies and is made a part of the contract as of the earliest date permitted by applicable law.

The contract is modified as follows:

1.   The contract shall constitute an asset of the Plan qualified under Code
     Section 457.

2. The amounts held under this contract will be used for the exclusive benefit of the participants and their beneficiaries, and no portion of the amounts held under this contract or the proceeds thereof, nor any interests or rights under this contract shall be subject to the claims of the general creditors of the contract owner.

3. All distributions under this contract shall be made in accordance with the requirements of Code Sections 457 and 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G) and Treasury Regulations thereunder, and distributions made pursuant to a Qualified Domestic Relations Order (QDRO) under Code Section 414(P)(10), and (11) and shall be subject to the provisions, terms and conditions of such Plan regarding distributions.

4.   Amounts held under this contract under an eligible governmental Code
     Section 457 plan may be rolled over into another eligible governmental Code
     Section 457 plan; an Individual Retirement Annuity (IRA) under Code Section 408(B), or an eligible retirement plan including a qualified pension, profit sharing or stock bonus plan or a Code Section 403(b) Tax Sheltered Annuity (TSA), if the plan accept such rollovers. Eligible rollover distributions from an IRA, qualified plan or Code Section 403(b) plan may be rolled into an eligible governmental Code Section 457 plans. Rollovers to or from a qualified plan or TSA must be accounted for separately.

If changes in the Code and related law, regulations and rulings require a distribution greater than described above in order to keep this Annuity qualified under the Code, we will administer the Contract in accordance with these laws, regulations and rulings. This contract may be amended by Us at any time to maintain its qualified status under Section 457 of the Code, following all necessary regulatory approvals. Any such amendment may be made retroactively effective if necessary or appropriate to conform to the requirements of the Code or any State law.


                           THE TRAVELERS INSURANCE COMPANY

                                /s/ George C. Kokulis

                                     PRESIDENT

                  This page has been left blank intentionally.

             FLEXIBLE PREMIUM GROUP DEFERRED FIXED ANNUITY CONTRACT

                                  TAX QUALIFIED

ELECTIVE OPTIONS                                               NON-PARTICIPATING








              VALUES PROVIDED BY THIS CONTRACT ARE GUARANTEED AS TO
                               FIXED DOLAR AMOUNT

                        [TRAVELERS LIFE & ANNUITY LOGO]


                         THE TRAVELERS INSURANCE COMPANY
             ONE CITYPLACE  o  HARTFORD, CONNECTICUT  o  06103-3415
                                A STOCK COMPANY


                                     MAILING ADDRESS: Qualified Plan Services
                                                      P.O. Box 990009
                                                      Hartford, CT 06199-0009


   WE ARE PLEASED TO PROVIDE YOU THE BENEFITS OF THIS FIXED ANNUITY CONTRACT.


          THIS CONTRACT IS ISSUED IN CONSIDERATION OF THE PURCHASE PAYMENTS. IT IS SUBJECT TO THE TERMS AND CONDITIONS STATED ON THE ATTACHED PAGES, ALL OF WHICH ARE PARTS OF IT.

                                RIGHT TO EXAMINE

         IF THIS CONTRACT IS ISSUED TO A COMBINATION TAX QUALIFIED/TAX SHELTERED ANNUITY PLAN, UNDER INTERNAL REVENUE CODE SECTIONS 401/403(B), OR A TAX SHELTERED ANNUITY PLAN, UNDER INTERNAL REVENUE CODE SECTION 403(B), PARTICIPANTS MAY RETURN THEIR CERTIFICATE TO US AT OUR OFFICE OR TO OUR AGENT WITHIN TEN DAYS AFTER DELIVERY TO THE CERTIFICATE OWNER. IF THE CERTIFICATE IS RETURNED, WE WILL RETURN THE PURCHASE PAYMENT MADE TO THEIR CERTIFICATE. AFTER A CERTIFICATE IS RETURNED, IT WILL BE CONSIDERED AS NEVER IN EFFECT.

                        EXECUTED AT HARTFORD, CONNECTICUT


               /s/ George C. Kokulis               /s/ Ernest J. Wright
               ---------------------               --------------------
               President                           Secretary


                  THIS IS A LEGAL CONTRACT BETWEEN YOU AND US.
           PLEASE READ YOUR CONTRACT AND ALL ATTACHED FORMS CAREFULLY.


             FLEXIBLE PREMIUM GROUP DEFERRED FIXED ANNUITY CONTRACT
                                  TAX QUALIFIED

        ELECTIVE OPTIONS                               NON-PARTICIPATING


           THIS CONTRACT IS SUBJECT TO A MARKET VALUE ADJUSTMENT UPON
                              CONTRACT TERMINATION


                 VALUES PROVIDED BY THIS CONTRACT ARE GUARANTEED
                           AS TO FIXED DOLLAR AMOUNT.

                                TABLE OF CONTENTS



Contract Specifications                                                  Page 3

Definitions                                                              Page 5

General Contract Provisions                                              Page 7

Purchase Payments/Cash Value                                             Page 8

Transfers From This Contract To Products Not Issued By Us                Page 8

Transfers From Contracts Not Issued By Us                                Page 8

Distributions                                                            Page 8

Contract Charges                                                         Page 9

Death Benefit Provision                                                  Page 9

Termination Provision                                                    Page 10

Contract Discontinuance Provision                                        Page 10

Settlement Provision                                                     Page 12

Annuity Tables                                                           Page 14




        Any Amendments, Riders or Endorsements follow the Annuity Tables.

--------------------------------------------------------------------------------
                             CONTRACT SPECIFICATIONS
--------------------------------------------------------------------------------

CONTRACT OWNER             [TRUSTEE OF THE ABC RETIREMENT PLAN]

PLAN NAME                  [THE ABC RETIREMENT PLAN]

CONTRACT NUMBER            [SPECIMEN]

CONTRACT DATE              [2-02-2004]

--------------------------------------------------------------------------------

PURCHASE PAYMENT/TERMINATION AMOUNTS

MINIMUM AVERAGE PURCHASE PAYMENT AMOUNT: $1,000 per Individual Account, $10,000 per Contract

MAXIMUM SUM OF INITIAL AND SUBSEQUENT PURCHASE PAYMENTS: $3,000,000 without prior approval by Our Office

TERMINATION AMOUNT:  $2,000 per Individual Account, $20,000 per Contract

AMOUNTS DEDUCTED ON SURRENDER:

For the purpose of determining the amounts deducted on full or partial Surrender, the surrender charge is calculated as a percentage of the Cash Value being surrendered.

              CONTRACT/CERTIFICATE YEAR            SURRENDER CHARGE
              -------------------------            ----------------

                       [All Years                         0%]




ALLOWABLE DISTRIBUTIONS PRIOR TO CONTRACT DISCONTINUANCE NOT SUBJECT TO AMOUNTS DEDUCTED ON SURRENDER:

o        Transfers to Approved Products (within the Plan), and
o        Benefit responsive distributions as follows;
         -------------------------------------------
         [Retirement,
         Separation from Service,

         Hardship withdrawals (as defined by the Internal Revenue Code),
         Death,
         Disability (as defined by the Internal Revenue Code section 72 [m][7]), Distribution for a loan under the plan, Minimum distributions (as defined by the Internal Revenue Code),
         Return of Excess Plan Contributions,
         Certain Plan expenses as mutually agreed upon, Transfers to an employer stock fund, and Annuitization under this contract ]

Distributions may be in the form of cash payments, Annuity Options or to a deferred Annuity issued by Us.

--------------------------------------------------------------------------------
                             CONTRACT SPECIFICATIONS
--------------------------------------------------------------------------------


GUARANTEED INTEREST PERIODS: [The initial interest rate for any Purchase Payment is declared each month and is guaranteed for twelve months. Each Purchase Payment is placed in an "interest rate period" for accounting purposes. At the end of the total twelve-month guarantee period, a renewal interest rate will be determined and guaranteed until the end of that calendar year. The second and all future renewal rates will be declared each subsequent January 1 and guaranteed through December 31 of each year.] The initial or renewal rates for the guaranteed period will never be less than [2.0%].

TRANSFERS

Transfers from this contract and related certificates to products not issued by Us, may not exceed 20% per Contract/Certificate Year of the Cash Value in the contract/certificate as of the first day of the Contract Year, unless the transfer is an allowable distribution as shown in the Contract Specifications. We reserve the right to modify the amount available for transfer.

FREE WITHDRAWAL ALLOWANCE:

For certificates issued to combination tax qualified plans/tax sheltered annuity plans (401/403(b)), or tax-sheltered annuity plans (403(b)), [after the first Certificate Year], You or the Participant, if so authorized, may take partial surrenders annually of up to [10%] of the Cash Value in a Participant's Individual Account to the extent permitted by current law, as of the first Valuation Date of any given Certificate Year without imposition of amounts deducted on Surrender. The free withdrawal allowance applies to partial surrenders of any amount and to full surrenders, except those full surrenders transferred directly to investment vehicles issued by other financial institutions. We reserve the right to modify the amount available for withdrawal from the certificates.

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

ANNUITANT - The Participant on whose life the Annuity payments are made.

ANNUITY - Payment of income for a stated period or amount.

APPROVED PRODUCT(S) - Products approved by The Travelers Insurance Company.

BENEFICIARY(IES) - Unless the Plan provides otherwise, the person(s) or entity each Participant elects to receive their vested Cash Value at the time of a Participant's Death.

CASH SURRENDER VALUE - The Cash Value less any amounts deducted on Surrender shown in the Contract Specifications page and any applicable Premium Tax.

CASH VALUE - The value of the net Purchase Payments in Your Account or a Participants Individual Account less surrenders, plus interest. Sometimes referred to as "Account Value."

CERTIFICATE OF PARTICIPATION - A certificate stating the benefits to which each Participant is entitled under this contract.

CERTIFICATE YEAR - The twelve-month period beginning with the Certificate Date or any anniversary thereof.

CODE - The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of this contract.

COMMENCEMENT DATE - The date on which Annuity payments are to begin.

CONTRACT DATE - The date this contract is issued as shown in the Contract Specifications page.

CONTRACT DISCONTINUANCE - Termination of this contract by Us or by Your Written Request.

CONTRACT OWNER - The person or entity identified in the Contract Specifications page.

CONTRACT YEAR - The twelve-month period beginning with the Contract Date or any anniversary thereof. This may or may not coincide with the Plan year.

DUE PROOF OF DEATH - (i) A copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.

EXCESS PLAN CONTRIBUTIONS - [Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator, excluding reversions upon Plan Termination.]

INDIVIDUAL ACCOUNT - Amounts credited to a Participant or Beneficiary under this contract.

OUR OFFICE - The home office of the Travelers Insurance Company or any other office which We may designate for the purpose of administering this contract. All correspondence regarding this contract should be sent to Our mailing address stated on the cover page of this contract.

PARTICIPANT- An eligible person who is a member in Your Plan.

PLAN - The Plan, or arrangement, designated in the Contract Specifications page, used in a retirement plan or program whereby the Purchase Payments and any gains are intended to qualify under sections 401, 457 combination 401/403(b) or 403(b) of the Internal Revenue Code, as amended. We are not a party to the Plan. We do not assume the responsibilities of the Plan Administrator, nor are We bound by the terms of the Plan. We will have no obligation to verify that the Plan Administrator is acting within the scope of his/her authority. All records pertaining to the Plan will be open for inspection by Us.

PLAN ADMINISTRATOR - The corporation or other entity so specified in the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.

PLAN TERMINATION - Termination of Your Plan, including partial Plan Termination, as determined by Us.

PLAN TRUSTEE - The trustee specified in the Contract Specifications.

PREMIUM TAX - The amount of tax, if any, charged by the state or municipality. We will deduct any applicable Premium Tax from the Cash Value either upon surrender, annuitization, death, or at the time a Purchase Payment is made, but no earlier than when We have the liability under state law.

PURCHASE PAYMENTS - Payments You or the Participants make to this contract.

SEPARATION FROM SERVICE - [The termination or permanent severance of the Participant's employment with the employer for any reason that is a separation from service within the meaning of the Plan. However, termination of a Participant's employment with the employer as a result of the sale of all or part of the employer's business (including divisions or subsidiaries of the employer) will not be considered Separation from Service unless the Participant actually loses his/her job or is not immediately included in a pension or profit sharing plan of the successor employer.]

SURRENDER DATE - The date We receive Your Written Request or a Participant's Written Request if so authorized, for a Surrender.

VALUATION DATE - The date on which the contract and certificates are valued.

WE, OUR, US - The Travelers Insurance Company.

WRITTEN REQUEST - Written information including requests for contract, beneficiary, ownership, transfers, surrenders or other changes sent to Us in a form and content satisfactory to Us and received in good order at Our Office. Requests for changes are subject to any action taken prior to Our receipt of the written information.

YOU, YOUR - The Contract Owner.

YOUR ACCOUNT - Cash Value attributed to You under this contract.

--------------------------------------------------------------------------------
                           GENERAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------


OWNERSHIP

This contract belongs to You. You have sole power while the contract is in force to exercise any rights given in the contract. In order to maintain tax qualification, this contract and any certificates may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose except as may be required or permitted under applicable law including the Internal Revenue Code.

CREDITOR CLAIMS

No right or benefit to You, the Annuitant/Participant or Beneficiary under this contract shall be subject to the claims of creditors or any legal process other than to the extent permitted by law.

CONTROL OF THE CONTRACT

All rights in the contract rest with You, and You are entitled to all amounts held under this contract. You may elect to exercise any options allowed by the contract with respect to Your Account or an Individual Account. Elections made under the contract must be made by a Written Request, unless another manner is mutually agreed upon.

ENTIRE CONTRACT

The entire contract between You and Us consists of the contract, and any attached amendments, riders, or endorsements.

CERTIFICATE OF PARTICIPATION

A certificate issued for delivery to Plan Participants stating who may exercise the rights, privileges and receive the benefits of the certificate. Some of the provision of this contract will be described in the certificates. Certificates are issued under the terms of the contract.

CONTRACT AND CERTIFICATE CHANGES

This contract and all related certificates are governed by the law of the state in which the contract is issued for delivery. Upon receiving appropriate state approval, if necessary, We may at any time make any changes, including retroactive changes, to this contract or certificate's to the extent that the change is required to meet the requirements of any federal, state or local law or regulation. All contract and certificate changes will be made by a written amendment, rider, or endorsement signed by Our President, Our Chairman, or one of Our home office authorized officers. Agents do not have authority to alter or modify any of the terms or conditions of this contract or certificate's, or to waive any of its provisions.

Any change will not affect the amount or term of any Annuity begun prior to the change, unless the change is required to conform the contract and certificate(s) to any federal or state statute and will not affect the method by which the contract value and certificate value is determined.

INCONTESTABILITY

We will not contest this contract from the Contract Date.

REQUIRED REPORTS

We will furnish a report to You as often as required by law, but at least once in each Contract Year, reporting the status of the Contract as of a date not more than four months previous to the date of the mailing.

NON-PARTICIPATING

This contract and any certificate issued under the contract do not share in Our surplus earnings, so You will receive no dividends under it.

--------------------------------------------------------------------------------
                                PURCHASE PAYMENTS
--------------------------------------------------------------------------------

The Purchase Payments are the payments You and/or the Participants make to this contract or any certificate issued under the contract. An initial Purchase Payment must be made to the contract and/or certificate and is due and payable before the contract or a certificate becomes effective. Each Purchase Payment is payable to Us at Our Office. The minimum and maximum Purchase Payments are shown in the Contract Specifications page. We reserve the right to limit the amount of the Purchase Payment which will be accepted. The Plan Administrator will be responsible for maintaining the individual records for each Participant.

Net Purchase Payments are that part of the Purchase Payments applied to the contract/certificate. The net Purchase Payment is equal to the Purchase Payment less any applicable Premium Tax.

The initial net Purchase Payment will be applied within two business days following its receipt in good order at Our office. At Your direction, We will establish Individual Accounts and issue a Certificate of Participation for each Participant in Your Plan and will credit each net Purchase Payment to the appropriate Individual Account as directed by You.

--------------------------------------------------------------------------------
                                   CASH VALUE
--------------------------------------------------------------------------------

The Cash Value on the contract and/or certificate date is the initial net Purchase Payment. On any date after the contract and/or certificate date, the Cash Value equals:

1.  total net Purchase Payment(s) paid; minus
2.  any prior partial surrenders and applicable surrender charges; plus
3.  any interest earned.

On the Annuity Income Date, the Annuity Value will be reduced by any Premium Tax payable before it is applied to determine the annuity payments.


--------------------------------------------------------------------------------
           [TRANSFERS FROM THIS CONTRACT TO PRODUCTS NOT ISSUED BY US
--------------------------------------------------------------------------------

Amounts may be transferred from this contract and/or certificates to investment vehicles not issued by Us as described in the Contract Specifications page. No transfers will be allowed from this contract or certificates directly into any competing fund (any bond, money market, or other fixed income investment vehicle), unless it is a benefit responsive distribution. Amounts previously transferred from this contract or certificates to an Approved Product may not be transferred back into this contract or certificate(s) for a period of at least 3 months from the date of transfer.

--------------------------------------------------------------------------------
                       TRANSFERS TO CONTRACTS ISSUED BY US
--------------------------------------------------------------------------------

Under specific conditions, We may allow You to transfer funds in this contract or related certificates to contracts or certificates issued by Us without incurring a surrender charge as shown on the Contract Specifications page to the funds being transferred. Once the transfer is complete and We have established a new account for You and/or Plan Participants, new deferred sales charges or surrender charges may apply to the new certificate or contract in accordance with the provisions of such contract.

--------------------------------------------------------------------------------
                    TRANSFERS FROM PRODUCTS NOT ISSUED BY US
--------------------------------------------------------------------------------

Under Specific conditions, when authorized by state insurance law, We may credit a Plan up to 4% of the amount transferred to Us from another investment vehicle as reimbursement to the Plan of any exit penalty assessed by the other investment vehicle provider. We may recover this credit through reduced compensation paid to the servicing agent or broker.]

--------------------------------------------------------------------------------
                                  DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

You may, as provided in the Plan, distribute Cash Value from Your Account to one or more Individual Accounts under this contract. You also may, as required by the Plan, move Cash Value from any or all Individual Accounts to Your Account.

CASH SURRENDER VALUE

The Cash Surrender Value will be determined as of the next business day following receipt of a Written Request by You or the Participant if so authorized. We may delay payment of the Cash Surrender Value for a period not to exceed 6 months.

ALLOWABLE DISTRIBUTIONS

You or the Participant if so authorized, may request allowable distributions shown in the Contract Specifications page at any time. Upon receipt of a Written Request, We will pay You or the Participant if so authorized, the Cash Value as applicable for those allowable distributions.

SURRENDER FROM INTEREST RATE PERIODS

For the purpose of processing distributions, withdrawals are taken from the most recent "interest rate period" first, and each subsequent interest rate period is accessed for distributions in descending order on a Last-In, First-Out (LIFO) basis.

--------------------------------------------------------------------------------
                        CONTRACT AND CERTIFICATE CHARGES
--------------------------------------------------------------------------------

AMOUNTS DEDUCTED ON SURRENDER

The applicable amounts deducted on Surrender are shown in the Contract Specifications page. These amounts may be reduced or eliminated to the extent that We anticipate lower sales expenses or perform fewer sales services due to:

     1.   the size of the group participating in the contract;
     2.   an existing relationship to the contract owner;
     3.   use of mass enrollment procedures, or;
     4. performance of sales functions by a third party, which We would otherwise perform.


--------------------------------------------------------------------------------
                             DEATH BENEFIT PROVISION
--------------------------------------------------------------------------------

DEATH OF PARTICIPANT

A death benefit is payable in a single sum to the Beneficiary upon the death of a Participant before the Commencement Date. A death benefit is also payable under those Annuity Options which provide for death benefits. We will pay the Beneficiary the death benefit as described below upon receiving Due Proof of Death. At Your Written Request, We will pay the death benefit to the Participant's beneficiary. When We make a payment to the Plan Trustee, We will have no obligation to ensure that such payment is applied according to the terms of the Plan.

DEATH PROCEEDS PRIOR TO THE COMMENCEMENT DATE

If the Participant dies before the Commencement Date, We will pay the Beneficiary the Cash Value of the Participant's Individual Account less any applicable Premium Tax as of the date We receive Due Proof of Death.

INTEREST ON DEATH PROCEEDS

We will pay interest on death proceeds of a Participant's Individual Account in accordance with appropriate state regulations.

DEATH PROCEEDS AFTER THE COMMENCEMENT DATE

If the Annuitant/Participant dies on or after the Commencement Date, We will pay the Beneficiary a death benefit consisting of any benefit remaining under the Annuity option then in effect.

--------------------------------------------------------------------------------
                              TERMINATION PROVISION
--------------------------------------------------------------------------------

TERMINATION AMOUNT

If the Cash Value in Your Account is less than the Termination Amount stated in the Contract Specifications page, We reserve the right to terminate this Contract.

If the Cash Value in a Participant's Individual Account is less than the Termination Amount stated in the Contract Specifications, We reserve the right to terminate that Account and move the Cash Value of that Participant's Individual Account to Your Account .

--------------------------------------------------------------------------------
                        CONTRACT DISCONTINUANCE PROVISION
--------------------------------------------------------------------------------

You may discontinue this contract by Written Request at any time for any reason.

We reserve the right to discontinue this contract if:

     a) the Cash Value of the contract is less than the Termination Amount shown in the Contract Specifications; or

     b) any benefit responsive withdrawal is in excess of 60% of the Cash Value of the Contract; or

     c) We determine in Our sole discretion and judgment, that the Plan or administration of the Plan is not in conformity with applicable law; or

     d)   We receive written notice that is satisfactory to Us of Plan
          Termination.

If We discontinue this contract or We receive Your Written Request to discontinue the contract, We will, in Our sole discretion and judgment:

     i)   accept no further payments for this contract or certificate(s); and

     ii)  pay You the Cash Surrender Value, if any.

If this Contract is discontinued by Us, because the amount is less than the Termination amount, We will distribute the Cash Surrender Value to You no later than seven days following our mailing the written notice of discontinuance to You at the most current address available on Our records. Discontinuance of this contract will not affect payments We are making under any Annuity options, which began before the date of discontinuance. If the Contract is discontinued, no further Purchase Payments or transfers will be allowed.

If the Contract is discontinued because of Plan Termination and the Plan certifies to Us that the Plan Termination is the result of the dissolution or liquidation of the employer under US Code Title 11 procedures, the Cash Surrender Value will be distributed directly to the employees entitled to share in such distributions in accordance with the terms of the Plan. Distribution may be in the form of cash payments, Annuity options, or deferred annuities as instructed by You.

If the Plan is terminated or the Contract discontinued for any reason, other than a) above or plan termination, because of the dissolution or liquidation of the employer under US Code Title 11 procedures, then upon discontinuance of this Contract, We will determine the Market Adjusted Value of the contract. The Market Adjusted Value is the current value as of the date of discontinuance and reflects the relationship between the rate of interest credited to funds on deposit under the contract at the time of discontinuance to the rate of interest credited on new deposits for this class of contracts at the time of discontinuance. The Market Adjusted Value may be greater than or less than the Cash Value of the contract.

If the Market Adjusted Value is less than the Cash Value of the Contract as of the date of discontinuance, We will pay You Your choice of:

     a) the Market Adjusted Value, less any amounts deducted on Surrender, in one lump sum within 60 days of the date of discontinuance; or

     b) the Cash Surrender Value of the contract in equal installments over a 5-year period. The amount deducted on Surrender, if any, is determined as of the date of discontinuance and will apply to all installment payments. Interest will be credited to the remaining Cash Value of the contract during this installment period at a fixed effective annual interest rate as shown in the Contract Specifications. The first payments will be made no later than 60 days following Our mailing the written notice to You at the most current address available on Our records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract Specifications page are not allowed during the 5-year installment period.

If the Market Adjusted Value is greater than the Cash Value of the contract as of the date of discontinuance, We will pay You Your choice of:

     a) the Cash Surrender Value of the Contract within 60 days of the date of discontinuance; or

     b) the Cash Value of the Contract in installments over a 5-year period. Interest will be credited to the remaining Cash Value of the contract during this installment period at a fixed effective annual interest rate as shown in the Contract Specifications. The first payment will be made no later than 60 days following Our mailing the written notice to You at the most current address available on Our records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract Specifications page are not allowed during the 5-year installment period.

                                                      5              5
           MARKET ADJUSTED VALUE = CASH VALUE X (1+RO) / (1+R1+.0025)

WHERE:

RO IS THE AVERAGE INTEREST RATE CREDITED TO AMOUNTS IN THE CONTRACT ON THE DATE OF DISCONTINUANCE, AND

RI IS THE INTEREST RATE ON NEW DEPOSITS FOR THIS CLASS OF CONTRACTS ON THE DATE OF DISCONTINUANCE.

--------------------------------------------------------------------------------
                              SETTLEMENT PROVISION
--------------------------------------------------------------------------------

ELECTION OF SETTLEMENT OPTIONS

Any amount distributed from the contract and/or certificates on behalf of a Participant or a Participant's Beneficiary may be applied to any one of the Annuity options described below.

Election of any of these options must be made by Written Request to Our Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by You or the Participant, if so authorized. The following information must be provided with any such request:

     a) the Annuitant's/Participant's name, address, date of birth, social security number; and

     b)   the amount to be distributed in the form of an Annuity option; and

     c)   the Annuity option which is to be purchased; and

     d)   the date the Annuity option payments are to begin; and

     e) if the form of the Annuity provides a death benefit in the event of the Annuitant's/Participant's death, the name, relationship and address of the Beneficiary as designated by You; and

     f)   any other data that We may require.

The Beneficiary, as specified in item (e) above, may be changed by You or the Participant if so authorized, as long as We are notified by Written Request while the Annuitant/Participant is alive. If the Beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the Beneficiary. After We receive the Written Request and the written consent of the Beneficiary (if required), the new Beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment We made before the Written Request.

MINIMUM AMOUNTS

The minimum amount that can be placed under an Annuity option is $2,000 unless We consent to a lesser amount. If any periodic payments due are less than $100, We reserve the right to make payments at less frequent intervals.

MISSTATEMENT

If an Annuitant's/Participant's date of birth was misstated, all benefits of this contract or related certificate will be what the Cash Value would have purchased at the correct age on the date of issue of the Annuity option elected.

If an underpayment has been made under this contract or related certificate due to misstatement as described above, We will pay the portion due promptly. If an overpayment has occurred, the amount due Us will be deducted from subsequent Annuity payments, as necessary. No interest will be credited or charged in the event of an underpayment or overpayment. Proof of the Annuitant's/Participant's age may be filed at any time at Our Office.

RETIRED LIFE CERTIFICATE

We will issue to each person to whom Annuity benefits are being paid under this contract, a certificate setting forth the benefits to which such person is entitled under this contract.

FIXED ANNUITY

A fixed annuity is an annuity with payments which remain fixed as to dollar amount throughout the payment period. The Life Annuity Tables are used to determine the monthly annuity payment. They show the dollar amount of monthly annuity payment which can be purchased with each $1,000 applied. The amount applied to the fixed annuity will be equal to the Cash Surrender Value allocated to the fixed annuity determined as of the date fixed annuity payments start. If it would produce a larger payment, the fixed annuity payment will be determined using the Life Annuity Tables in effect on the Commencement Date.

ANNUITY OPTIONS

Subject to conditions stated in ELECTION OF SETTLEMENT OPTIONS and MINIMUM AMOUNTS, all or any part of the Cash Surrender Value of this contract may be paid to the Annuitant/Participant under one or more of the Annuity options below.

OPTION 1. LIFE ANNUITY - NO REFUND

We will make monthly Annuity payments during the lifetime of the person on whose life the payments are based, ending with the last monthly payment preceding death.

OPTION 2. LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS ASSURED

We will make monthly Annuity payments during the lifetime of the person on whose life the payments are based and under the conditions stated below.

If at the death of that person, payments have been made for less than 120, 180, or 240 months, as elected, We will continue to make payments to the designated Beneficiary during the remainder of the period.

OPTION 3. JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make monthly Annuity payments during the joint lifetime of the Annuitant/Participant and a secondary payee, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

OPTION 4. JOINT AND LAST SURVIVOR LIFE ANNUITY - ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE

We will make monthly Annuity payments during the joint lifetime of two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, We will continue to make monthly Annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, We will continue to make monthly Annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee.

No further payments will be made following the death of the survivor.

OPTION 5.   PAYMENTS FOR A FIXED PERIOD

We will make monthly payments for the period selected. If at the death of the Annuitant/Participant, payments have been made for less than the period selected, We will continue to make payments to the designated Beneficiary during the remainder of that period.

OPTION 6. OTHER ANNUITY OPTIONS

We will make other arrangements for Annuity payments as may be mutually agreed upon by You and Us.

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                     OPTIONS 1 AND 2- SINGLE LIFE ANNUITIES

      UNISEX                  NUMBER OF MONTHLY PAYMENTS GUARANTEED
     ADJUSTED          NONE            120             180            240
        AGE

        [45            2.64            2.63           2.62            2.61
        46             2.68            2.68           2.67            2.65
        47             2.73            2.73           2.71            2.70
        48             2.79            2.78           2.76            2.74
        49             2.84            2.83           2.82            2.79
        50             2.90            2.89           2.87            2.85
        51             2.96            2.95           2.93            2.90
        52             3.03            3.01           2.99            2.95
        53             3.09            3.08           3.05            3.01
        54             3.17            3.15           3.12            3.07
        55             3.24            3.22           3.19            3.14
        56             3.32            3.29           3.26            3.20
        57             3.40            3.37           3.33            3.27
        58             3.49            3.46           3.41            3.34
        59             3.59            3.55           3.49            3.41
        60             3.69            3.64           3.58            3.48
        61             3.80            3.74           3.67            3.55
        62             3.91            3.85           3.76            3.63
        63             4.03            3/96           3.86            3.71
        64             4.16            4.08           3.96            3.78
        65             4.30            4.20           4.07            3.86
        66             4.45            4.34           4.17            3.94
        67             4.61            4.47           4.29            4.02
        68             4.78            4.62           4.40            4.10
        69             4.96            4.77           4.52            4.17
        70             5.16            4.93           4.63            4.24
        71             5.37            5.10           4.75            4.31
        72             5.59            5.27           4.87            4.38
        73             5.84            5.45           4.99            4.44
        74             6.10            5.64           5.11            4.50
        75             6.38            5.83           5.22            4.55

Dollar amounts of the monthly Annuity payments in the above table assumes a year 2000 issue, and are based upon the Annuity 2000 Table (blended 50%/50% female/male) with mortality improvements based on Projection Scale G. This table assumes a net investment rate of 1.5% per Annum, assuming a 365-day year.

Calendar Year in which 1st  payment is due:
Adjusted Age is Actual Age:

2003-2005         2006-2010        2011-2015         2016-2020
minus 1           minus 2          minus 3           minus 4

2021-2025         2026-2030        2031-2035         2036 AND LATER
minus 5           minus 6          minus 7           minus 8

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                 OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY

     UNISEX
    ADJUSTED                              UNISEX ADJUSTED AGE
       AGE         45        50         55         60         65         70         75
       45         2.35      2.43       2.49       2.54       2.57       2.60       2.61
       50         2.43      2.54       2.64       2.72       2.79       2.83       2.86
       55         2.49      2.64       2.79       2.92       3.02       3.10       3.16
       60         2.54      2.72       2.92       3.11       3.28       3.42       3.53
       65         2.57      2.79       3.02       3.28       3.54       3.77       3.96
       70         2.60      2.83       3.10       3.42       3.77       4.13       4.46
       75         2.61      2.86       3.16       3.53       3.96       4.46       4.96




                 OPTION 4 - JOINT AND LAST SURVIVOR LIFE ANNUITY
                    REDUCED BY 50% ON DEATH OF PRIMARY PAYEE

                  AGE OF PRIMARY
               AND SECONDARY UNISEX                  DOLLAR AMOUNT

                        45                               2.48
                        50                               2.71
                        55                               3.00
                        60                               3.37
                        65                               3.88
                        70                               4.59
                        75                               5.58


Dollar amounts of the monthly Annuity payments in the above table assumes a year 2000 issue, and are based on the Annuity 2000 Table (blended 50%/50% female/male) with mortality improvements based on Projection Scale G. This table assumes a net investment rate of 1.5% per Annum, assuming a 365-day year.

Calendar Year in which 1st  payment is due:
Adjusted Age is Actual Age:

2003-2005         2006-2010         2011-2015        2016-2020
minus 1           minus 2           minus 3          minus 4

2021-2025         2026-2030         2031-2035        2036 AND LATER
minus 5           minus 6           minus 7          minus 8

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                     OPTION 5 - PAYMENTS FOR A FIXED PERIOD

                      MONTHLY                                        MONTHLY
    NUMBER OF         PAYMENT                       NUMBER OF        PAYMENT
      YEARS           AMOUNT                          YEARS          AMOUNT

        5              17.28                            18            5.27
        6              14.51                            19            5.03
        7              12.53                            20            4.81
        8              11.04                            21            4.62
        9              9.89                             22            4.44
       10              8.96                             23            4.28
       11              8.21                             24            4.13
       12              7.58                             25            3.99
       13              7.05                             26            3.86
       14              6.59                             27            3.75
       15              6.20                             28            3.64
       16              5.85                             29            3.54
       17              5.55                             30            3.44



         The dollar amounts of the monthly Annuity payments for the fifth option are based on a net investment rate of 1.5% per annum, assuming a 365-day year.]

             TAX-SHELTERED ANNUITY (TSA) 403(B) QUALIFICATION RIDER

This Rider may be issued with an individual Contract, a group master contract, or a group certificate issued under a group master contract, (hereinafter referred to as "Contract"). This Rider qualifies this Contract to comply with
Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and applicable regulations. The provisions in this Rider supersede any contrary provisions in the Contract. The following conditions, restrictions and limitations apply.

If this Contract is subject to the requirements of Employee Retirement Income Security Act (ERISA), we are not a party to the Plan, nor are we the Plan Administrator. Any responsibilities related to the appropriateness of any withdrawal, consents (or revocation thereof), or any other fiduciary decision related to the administration of the Plan is that of the employer or the Plan Administrator.

OWNER AND ANNUITANT

If the owner of this Contract is an employer, it represents that it is an eligible organization described in Section 403(b)(1)(A) of the Code and that the plan or arrangement meets the requirements of Code Section 403(b). The term employee will mean the individual for whose benefit the employer established an annuity program under Code Section 403(b). This employee will be the Annuitant under this Contract. If the owner of this Contract is an employee of an eligible organization as described above, he or she must also be the Annuitant and represents that he/she is eligible to own this Contract under the requirements of Code Section 403(b). The Annuitant is the individual on whose life the first Annuity payment is made. A joint owner or a contingent Annuitant cannot be named under this Contract. The Annuitant may not be changed after the Contract Date except as provided hereunder.

TRANSFER OF OWNERSHIP/ASSIGNMENT

In order to maintain tax qualification, this Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan (except to us) or as security for the performance of an obligation or for any other purposes except as may be required or permitted under applicable sections of the Code. The Annuitant's interest, except as permitted by law, is nonforfeitable. We will administer this Contract only as a Tax Qualified Contract, under Section 403(b) of the Code. Certain rules may apply in the case of a transfer under the terms of a Qualified Domestic Relations Order (QDRO), as defined in Code Section 414(p).

CONTRIBUTION LIMITS

In order to meet the qualification requirements of Code Section 403(b), elective deferral contributions may not exceed the limitations in effect under Code Sections 402(g), 414(v) and 415(c). This rule is an individual limitation that applies to all elective deferral plans, contracts or arrangements in the aggregate.

ROLLOVERS

To the extent the Annuitant is eligible for a distribution under this Contract, and provided the distribution is an eligible rollover distribution, the distribution or a portion of it may be paid directly to an eligible retirement plan. An eligible retirement plan includes an Individual Retirement Annuity or Account described in Code Section 408; a Tax Sheltered Annuity plan or arrangement under Code Section 403(b); a Defined Contribution plan qualified under Code Section 401; and a governmental Deferred Compensation arrangement under Code Section 457, as permitted by law. In the case of an eligible distribution to the surviving spouse however, an eligible retirement plan is an Individual Retirement Annuity or Account, or another TSA. You must specify the eligible retirement plan to which such distribution is to be paid in a form and at such time acceptable to us. Such distribution shall be made as a direct transfer to the eligible retirement plan so specified. Surrender penalties under this Contract may apply to all rollover distributions.

Previously taxed amounts in this Contract are not eligible for rollover. Amounts that are rolled over are generally not taxed until later distributed. An eligible rollover distribution generally includes any taxable distribution or portion thereof from this Contract except:

     (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Annuitant or the joint lives (or joint and survivor expectances) of the Annuitant and the Annuitant's designated beneficiary, or for a specified period of ten years or more;

     (2) any distribution to the extent such distribution is required under Code Sections 401(a)(9) and 403(b)(10);

     (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

     (4)  any hardship distribution described in Code Section 403(b)(11) or Code
          Section 403(b)(7)(A)(ii) made to the contract owner after 1998, and

     (5)  any other distribution(s) to the extent provided under the Code.

When an Annuitant receives a distribution directly by check that is eligible for rollover, then mandatory income tax withholding will be taken from the distribution. The Annuitant may roll over the balance to an Individual Retirement Annuity or account within 60 days of receipt of the check, and may make up the amount withheld from other sources in the rollover in order to roll over the maximum without possible early distribution tax penalty on the amount of the tax withholding.

DIRECT TRANSFERS

Direct transfers to another 403(b) arrangement pursuant to Revenue Ruling 90-24 or transfers to purchase service credits under a defined benefit governmental plan pursuant to Code Section 403(b)(13) as amended from time to time, may be made in the manner permitted by law.

WITHDRAWAL RESTRICTIONS

To qualify as a Contract which can defer compensation under a Code Section 403(b) plan or arrangement, the withdrawal restrictions under Code Section 403(b)(11) must be met.

Withdrawals attributable to contributions made pursuant to a salary reduction agreement may be paid only upon or after attainment of age 59 1/2, severance from employment, death, total or permanent disability (as defined in Code
Section 72(m)(7)) or in the case of hardship (as defined in Code Section 403(b)(11)). The hardship exception applies only to the salary reduction contributions and not to any income attributable to such contribution. Amounts may also be distributed pursuant to a QDRO to the extent permitted by law.

These withdrawal restrictions apply to years beginning after December 31, 1988 but only with respect to assets other than those assets held as of the close of the last year beginning before January 1, 1989.

If contributions attributable to a custodial account described in Section 403(b)(7) of the Code are transferred to this Contract, the following conditions, restrictions, and limitations apply:

     Withdrawals attributable to these transferred contributions may be paid only upon or after attainment of age 59 1/2, severance from employment, death, or total and permanent disability (as defined in Code Section 72(m)(7)).

     Withdrawals on account of hardship may be made only with respect to assets attributable to a custodial account as of the close of the last year beginning before January 1, 1989, and amounts contributed thereafter under a salary reduction agreement but not to any income attributable to such conditions.

ELECTION OF SETTLEMENT OPTIONS

On the Maturity Date, or other agreed upon date, We will pay the amount payable under this contract in one lump sum or in accordance with the Option elected by You. While the Annuitant is alive, You may change your Settlement Option election by Written Request, but only before the Maturity Date. Once annuity payments have commenced, no further election changes are allowed.

If subject to the ERISA and no election has been made on the Maturity Date and if the Annuitant is living and has a spouse, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant as primary payee and the Annuitant's spouse as secondary payee in accordance with the Joint and Last Survivor Life Annuity-Annuity Reduced on Death of Primary Payee Option. During the Annuitant's lifetime, if no election has been made and the Annuitant has no spouse on the Maturity Date, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant, in accordance with the Life Annuity with Period Certain Annuity option,, with 120 monthly payments assured.

REQUIRED MINIMUM DISTRIBUTIONS

DISTRIBUTIONS DURING ANNUITANT'S LIFETIME

In order to meet the qualification requirements of Code Section 403(b), all plans must meet the Required Minimum Distribution rules in Code Sections 401(a)(9) and 403(b)(10).

Code Section 401(a)(9) states that a plan will not be qualified unless the entire interest of each employee is distributed to such employee not later than the "required beginning date" or over the life or life expectancy of such employee or over the lives or joint life expectancy of such employee and a designated beneficiary. Generally, the "required beginning date" means April 1 of the calendar year following the later of (1) the calendar year in which the employee attains age 70 1/2, or (2) the calendar year in which the employee retires.

DISTRIBUTIONS UPON ANNUITANT'S DEATH

If the Annuitant dies on or after the Required Beginning Date (or after distributions have begun under one of the settlement options under this contract), the remaining portion of the Annuitant's interest (if any) shall be distributed at least as rapidly as the method of distribution in effect as of the Annuitant's death.

If the Annuitant dies before distribution of his or her interest in the Contract has begun and unless otherwise permitted under applicable law, the Annuitant's entire interest will be distributed in accordance with one of the following three provisions:

     a. If the Annuitant's interest is payable to a designated beneficiary, except as provided in (c) below, the designated beneficiary may elect to receive the entire interest over the life expectancy of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Annuitant died. Such election by the designated beneficiary must be irrevocable and must be made no later than September 30 of the calendar year immediately following the calendar year in which the Annuitant died.

     b. If there is no designated beneficiary, or if the beneficiary elects, the Annuitant's entire interest in the Contract will be distributed by December 31 of the calendar year containing the fifth anniversary of the Annuitant's death.

     c. If the designated beneficiary is the Annuitant's surviving spouse, the surviving spouse may elect to receive the entire interest in equal or substantially equal payments over the life expectancy of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date on or before the later of:

          (i) December 31 of the calendar year immediately following the calendar year in which the Annuitant died; or

          (ii) December 31 of the calendar year in which the Annuitant would have attained age 70 1/2. Such election by the surviving spouse must be irrevocable and must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Annuitant's death, or the date distributions are required to begin pursuant to the preceding sentence.

If the surviving spouse dies before distributions begin, the limitations described above in this section shall be applied as if the surviving spouse were the Annuitant.

Life expectancies will be calculated in accordance with the applicable requirements of Federal Law, including the Code and any applicable rules and regulations.

ANNUITIES DISTRIBUTED UNDER AN ERISA TSA

SPOUSAL CONSENT

DEATH BENEFIT - If the Annuitant dies while the Contract continues and the Annuitant has a spouse at the time of the Annuitant's death, We will pay the death benefit to a person other than the current spouse of the Annuitant only if proof of spousal consent, which meets the requirements of Section 417 of the Code, is furnished to us.

If the Beneficiary is not the current spouse and such spousal consent is not furnished, We will pay 50% of the death benefit to the current spouse. We will pay the balance of the death benefit to the Beneficiary.

CASH SURRENDER - Before the due date of the first annuity payment, 1) if You do not have a spouse and without the consent of any Beneficiary; or, 2) if You do have a current spouse then only with the written consent of your spouse, as required by Section 417 of the Code; We will pay to You all or any portion of the cash surrender value of the contract upon receipt of your Written Request for it.

ADMINISTRATIVE COMPLIANCE/AMENDMENT

If changes in the Code and related law, regulations and rulings require a distribution greater than described above in order to keep this Annuity qualified under the Code, we will administer the Contract in accordance with these laws, regulations and rulings. Notwithstanding any provision in this Contract or in the 403(b) plan of which this Contract is a part, we reserve the right to amend or modify the Contract or any rider or any endorsement thereto, to the extent necessary to comply with any law, regulation or other requirement in order to establish or maintain the qualified status of such plan, following any necessary regulatory approvals. Any such amendment or modification may be made retroactively to conform to the requirements of such law, regulation or other requirement.


                         THE TRAVELERS INSURANCE COMPANY

                              /s/ George C. Kokulis

                                    PRESIDENT

--------------------------------------------------------------------------------
                 PENSION/PROFIT SHARING PLAN QUALIFICATION RIDER
--------------------------------------------------------------------------------

If the Contract/certificate owner (hereinafter referred to as "You" or "Your") of this Contract/certificate (hereinafter referred to as "Contract") requested that it be issued to comply with Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following conditions, restrictions and limitations apply to this Contract. The Contract shall constitute an asset of the qualified pension or profit-sharing plan established under Code Section 401(a) and the regulations thereunder and the Contract shall be subject to the provisions, terms and conditions of such qualified plan. The amounts held under this Contract will be used for the exclusive benefit of the employees and their beneficiaries. The provisions in this rider supersede any contrary provisions in the Contract.

The Plan is subject to the Employee Retirement Income Security Act (ERISA). We are not a party to the Plan, nor are we the Plan Administrator. Any responsibilities related to the appropriateness of any withdrawal, consents (or revocation thereof), or any other fiduciary decision related to the administration of the Plan is that of the employer or the Plan Administrator.

OWNER AND ANNUITANT

If the owner of this Contract is an employer, it represents that the plan meets the requirements of Code Section 401(a). The term employee will mean the individual for whose benefit the employer established an annuity program under Code Section 401(a). This employee will be the Annuitant under this Contract. The Annuitant is the individual on whose life the first Annuity payment is made. A joint owner or a contingent Annuitant cannot be named under this Contract. The Annuitant may not be changed after the Contract Date except as provided hereunder.

TRANSFER OF OWNERSHIP/ASSIGNMENT

This Contract shall not be pledged or otherwise encumbered and it shall not be sold, assigned, or otherwise transferred to any other person or entity other than us.

CREDITOR CLAIMS

To the extent permitted by law, no right or benefit of the owner, Annuitant or Beneficiary under this Contract shall be subject to the claims or creditors or any legal process.

CONTRIBUTION LIMITS

Contributions may not exceed the limitations in effect under Code Section 402(g) and 415(c).

ROLLOVERS

To the extent the Annuitant is eligible for a distribution under this Contract, and provided the distribution is an eligible rollover distribution, the distribution or a portion of it may be paid directly to an eligible retirement plan. An eligible retirement plan includes an Individual Retirement Annuity or Account described in Code Section 408; a Tax Sheltered Annuity plan or arrangement under Code Section 403(b); a Defined Contribution plan qualified under Code Section 401; and a governmental Deferred Compensation arrangement under Code Section 457, as permitted by law. In the case of an eligible distribution to the surviving spouse however, an eligible retirement plan is an Individual Retirement Annuity or Account. You must specify the eligible retirement plan to which such distribution is to be paid in a form and at such time acceptable to us. Such distribution shall be made as a direct transfer to the eligible retirement plan so specified. Surrender penalties under this Contract may apply to all rollover distributions.

Previously taxed amounts in this Contract are not eligible for rollover. Amounts that are rolled over are generally not taxed until later distributed. An eligible rollover distribution generally includes any taxable distribution or portion thereof from this Contract except:

     (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Annuitant or the joint lives (or joint and survivor expectances) of the Annuitant and the Annuitant's designated beneficiary, or for a specified period of ten years or more;

     (2) any distribution to the extent such distribution is required under Code Sections 401(a)(9) and 403(b)(10);

     (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

     (4)  any hardship distribution described in Code Section 403(b)(11) or Code
          Section 403(b)(7)(A)(ii) made to the contract owner after 1998, and

     (5)  any other distribution(s) to the extent provided under the Code.

When an Annuitant receives a distribution directly by check that is eligible for rollover, then mandatory income tax withholding will be taken from the distribution. The Annuitant may roll over the balance to an Individual Retirement Annuity or Account within 60 days of receipt of the check, and may make up the amount withheld from other sources in the rollover in order to roll over the maximum without possible early distribution tax penalty on the amount of the tax withholding.

ELECTION OF SETTLEMENT OPTIONS

On the Maturity Date, or other agreed upon date, We will pay the amount payable under this Contract in one lump sum or in accordance with the Option elected by You. While the Annuitant is alive, You may change your Settlement Option election by Written Request, but only before the Maturity Date. Once annuity payments have commenced, no further election changes are allowed.

If no election has been made on the Maturity Date and if the Annuitant is living and has a spouse, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant as primary payee and the Annuitant's spouse as secondary payee in accordance with the Joint and Last Survivor Life Annuity-Annuity Reduced on Death of Primary Payee Option. During the Annuitant's lifetime, if no election has been made and the Annuitant has no spouse on the Maturity Date, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant, in accordance with the Life Annuity with Period Certain Annuity option, with 120 monthly payments assured.

REQUIRED MINIMUM DISTRIBUTIONS

DISTRIBUTIONS DURING ANNUITANT'S LIFETIME

In order to meet the qualification requirements of Code Section 401(a), all plans must meet the required mandatory distribution rules in Code Section 401(a)(9).

Code Section 401(a)(9) states that a plan will not be qualified unless the entire interest of each employee is distributed to such employee not later than the "required beginning date" or over the life or life expectancy of such employee or over the lives or joint life expectancy of such employee and a designated beneficiary. Generally, the "required beginning date" means April 1 of the calendar year following the later of (1) the calendar year in which the employee attains age 70 1/2, or (2) the calendar year in which the employee retires, except that in the event that the employee is a 5% owner, the "required beginning date" is April 1 of the calendar year in which the employee attains age 70 1/2.

                      DISTRIBUTIONS UPON ANNUITANT'S DEATH

If the Annuitant dies on or after the Required Beginning Date (or after distributions have begun under one of the settlement options under this Contract), the remaining portion of the Annuitant's interest (if any) shall be distributed at least as rapidly as the method of distribution in effect as of the Annuitant's death.

If the Annuitant dies before distribution of his or her interest in the Contract has begun and unless otherwise permitted under applicable law, the Annuitant's entire interest will be distributed in accordance with one of the following three provisions:

     d. If the Annuitant's interest is payable to a designated beneficiary, except as provided in (c) below, the designated beneficiary may elect to receive the entire interest over the life expectancy of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Annuitant died. Such election by the designated beneficiary must be irrevocable and must be made no later than September 30 of the calendar year immediately following the calendar year in which the Annuitant died.

     e. If there is no designated beneficiary, or if the beneficiary elects, the Annuitant's entire interest in the Contract will be distributed by December 31 of the calendar year containing the fifth anniversary of the Annuitant's death.

     f. If the designated beneficiary is the Annuitant's surviving spouse, the surviving spouse may elect to receive the entire interest in equal or substantially equal payments over the life expectancy of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date on or before the later of:

          (i) December 31 of the calendar year immediately following the calendar year in which the Annuitant died; or

          (ii) December 31 of the calendar year in which the Annuitant would have attained age 70 1/2. Such election by the surviving spouse must be irrevocable and must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Annuitant's death, or the date distributions are required to begin pursuant to the preceding sentence.

If the surviving spouse dies before distributions begin, the limitations described above in this section shall be applied as if the surviving spouse were the Annuitant.

Life expectancies will be calculated in accordance with the applicable requirements of Federal Law, including the Code and any applicable rules and regulations.

ANNUITIES DISTRIBUTED UNDER QUALIFIED PLANS

If the applicant for this Contract requested that it be issued to comply with
Section 401(a) of the Code, and this Contract has subsequently been transferred to the Annuitant, the following conditions, restrictions and limitations apply to this Contract in addition to the above.

SPOUSAL CONSENT

DEATH BENEFIT - If the Annuitant dies while the Contract continues and the Annuitant has a spouse at the time of the Annuitant's death, We will pay the death benefit to a person other than the current spouse of the Annuitant only if proof of spousal consent, which meets the requirements of Section 417 of the Code, is furnished to us.

If the Beneficiary is not the current spouse and such spousal consent is not furnished, We will pay 50% of the death benefit to the current spouse. We will pay the balance of the death benefit to the Beneficiary.

CASH SURRENDER - Before the due date of the first annuity Payment, 1) if You do not have a spouse and without the consent of any Beneficiary; or, 2) if You do have a current spouse then only with the written consent of your spouse, as required by Section 417 of the Code; We will pay to You all or any portion of the cash surrender value of the Contract upon receipt of your Written Request for it.

ADMINISTRATIVE COMPLIANCE/AMENDMENT

If changes in the Code and related law, regulations and rulings require a distribution greater than described above in order to keep this Annuity qualified under the Code, we will administer the Contract in accordance with these laws, regulations and rulings. Notwithstanding any provision to the contrary in this Contract or the qualified pension or profit-sharing plan of which this Contract is a part, We reserve the right to amend or modify the Contract or any rider or endorsement thereto, to the extent necessary to comply with any law, regulation or other requirement in order to establish or maintain the qualified status of the plan, following all necessary regulatory approvals. Any such amendment or modification may be made retroactively effective if necessary or appropriate to conform to the conditions imposed by such law, regulation or other requirement.


                                              THE TRAVELERS INSURANCE COMPANY

                                                    /s/ George C. Kokulis

                                                          President

                  This page has been left blank intentionally.

             FLEXIBLE PREMIUM GROUP DEFERRED FIXED ANNUITY CONTRACT

                                  TAX QUALIFIED

ELECTIVE OPTIONS                                               NON-PARTICIPATING








              VALUES PROVIDED BY THIS CONTRACT ARE GUARANTEED AS TO
                               FIXED DOLAR AMOUNT

                        [TRAVELERS LIFE & ANNUITY LOGO]


                         THE TRAVELERS INSURANCE COMPANY
          [ONE CITYPLACE]  o  [HARTFORD], CONNECTICUT  o  [06103-3415]
                                A STOCK COMPANY


                                     MAILING ADDRESS: [Qualified Plan Services
                                                      P.O. Box 990009
                                                      Hartford, CT 06199-0009]


           This certificate is subject to the terms and conditions of the group annuity contract, and is issued in consideration of the Purchase Payments. Some of the provisions in the group annuity contract are explained in this certificate and in any attached pages, all which are a part of it.


                                RIGHT TO EXAMINE

           If this certificate is issued under a combination tax qualified plan/tax sheltered annuity plan, under Internal Revenue Code Sections 401/403(b), or a tax sheltered annuity plan, under Internal Revenue Code Section 403(b), this certificate may be cancelled by providing a Written Request and this certificate to Us at Our mailing address or to Our Agent within 10 calendar days after its delivery to You. We will return the full amount of the Purchase Payment(s) made to this certificate. After the certificate is returned, it will be considered as if it were never in effect.


                        EXECUTED AT HARTFORD, CONNECTICUT


               /s/ George C. Kokulis               /s/ Ernest J. Wright
               ---------------------               --------------------
               President                           Secretary


                  THIS IS A LEGAL CONTRACT BETWEEN YOU AND US.
                     PLEASE READ YOUR CERTIFICATE CAREFULLY.


                      CERTIFICATE OF PARTICIPATION UNDER A
             FLEXIBLE PREMIUM GROUP DEFERRED FIXED ANNUITY CONTRACT
                                  TAX QUALIFIED

          ELECTIVE OPTIONS                            NON-PARTICIPATING

      A MARKET VALUE ADJUSTMENT WILL BE IMPOSED IF THE PLAN TERMINATES THE MASTER CONTRACT. A MARKET VALUE ADJUSTMENT IS NOT IMPOSED FOR BENEFIT
                            RESPONSIVE WITHDRAWALS.


               VALUES PROVIDED BY THIS CERTIFICATE ARE GUARANTEED
                           AS TO FIXED DOLLAR AMOUNT.

                                TABLE OF CONTENTS



[Certificate Specifications                                             Page 3

Definitions                                                             Page 5

General Provisions                                                      Page 7

Purchase Payments/Cash Value                                            Page 8

Transfers From This Certificate To Products Not Issued By Us            Page 8

Transfers From Contracts Not Issued By Us                               Page 8

Distributions                                                           Page 8

Contract Charges                                                        Page 9

Death Benefit Provision                                                 Page 9

Termination Provision                                                   Page 10

Contract Discontinuance Provision                                       Page 10

Settlement Provision                                                    Page 12

Annuity Tables                                                          Page 14]




        Any Amendments, Riders or Endorsements follow the Annuity Tables.

--------------------------------------------------------------------------------
                           CERTIFICATE SPECIFICATIONS
--------------------------------------------------------------------------------

PARTICIPANT:               [JOHN DOE]

ANNUITANT:                 [JOHN DOE]

CERTIFICATE NUMBER:        [SPECIMEN]

CERTIFICATE DATE:          [11-15-2003]

ANNUITY COMMENCEMENT DATE  [03-15-2020]

CONTRACT OWNER             [TRUSTEE OF THE ABC RETIREMENT PLAN]

PLAN NAME                  [THE ABC RETIREMENT PLAN]

CONTRACT NUMBER            [SPECIMEN]

CONTRACT DATE              [11-01-2003]

--------------------------------------------------------------------------------

PURCHASE PAYMENT/TERMINATION AMOUNTS

MINIMUM  AVERAGE PURCHASE PAYMENT AMOUNT:   [$1,000] per Certificate Year

MAXIMUM SUM OF INITIAL AND SUBSEQUENT PURCHASE PAYMENTS: [$1,000,000] without prior approval by Our Office]

TERMINATION AMOUNT:  [$2,000]

AMOUNTS DEDUCTED ON SURRENDER:

For the purpose of determining the amounts deducted on full or partial Surrender, the surrender charge is calculated as a percentage of the Cash Value being surrendered.

                CERTIFICATE YEAR                    SURRENDER CHARGE
                ----------------                    ----------------
                     [1 - 2                                5%
                      3 - 4                                4%
                      5 - 6                                3%
                        7                                  2%
                        8                                  1%
                        9+                                0%]


ALLOWABLE DISTRIBUTIONS PRIOR TO CONTRACT DISCONTINUANCE NOT SUBJECT TO AMOUNTS DEDUCTED ON SURRENDER:

o        Transfers to Approved Products (within the Plan), and
o        Benefit responsive distributions as follows;
         -------------------------------------------
         [Retirement,
         Separation from Service,
         Hardship withdrawals (as defined by the Internal Revenue Code),
         Death,
         Disability (as defined by the Internal Revenue Code section 72 [m][7]), Distribution for a loan under the plan, Minimum distributions (as defined by the Internal Revenue Code),
         Return of Excess Plan Contributions,
         Certain Plan expenses as mutually agreed upon, Transfers to an employer stock fund, and Annuitization under this contract]



Distributions may be in the form of cash payments, Annuity Options or to a deferred Annuity issued by Us.

--------------------------------------------------------------------------------
                           CERTIFICATE SPECIFICATIONS
--------------------------------------------------------------------------------


GUARANTEED INTEREST PERIODS: [The initial interest rate for any Purchase Payment is declared each month and is guaranteed for twelve months. Each Purchase Payment is placed in an "interest rate period" for accounting purposes. At the end of the total twelve-month guarantee period, a renewal interest rate will be determined and guaranteed until the end of that calendar year. The second and all future renewal rates will be declared each subsequent January 1 and guaranteed through December 31 of each year.] The initial or renewal rates for the guaranteed period will never be less than [1.5%].

TRANSFERS

Transfers from this certificate to investment products not issued by Us, may not exceed [20%] per certificate Year of the Cash Value in this certificate as of the first day of the certificate Year, unless the transfer is an allowable distribution as shown in the Certificate Specifications. We reserve the right to modify the amount available for transfer.

[FREE WITHDRAWAL ALLOWANCE:

For certificates issued to combination tax qualified plans/tax sheltered annuity plans (401/403(b)), or tax-sheltered annuity plans (403(b)), after the first Certificate Year, the Contract Owner or You if so authorized, may take partial surrenders annually of up to [10%] of the Cash Value in Your Individual Account to the extent permitted by current law, as of the first Valuation Date of any given Certificate Year without imposition of amounts deducted on Surrender. The free withdrawal allowance applies to partial surrenders of any amount and to full surrenders, except those full surrenders transferred directly to investment vehicles issued by other financial institutions. We reserve the right to modify the amount available for withdrawal in this certificate.]

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

ANNUITANT - The Participant on whose life the Annuity payments are made.

ANNUITY - Payment of income for a stated period or amount.

APPROVED PRODUCT(S) - Products approved by The Travelers Insurance Company.

BENEFICIARY(IES) - Unless the Plan provides otherwise, the person(s) or entity You elect to receive Your vested Cash Value at the time of Your Death.

CASH SURRENDER VALUE - The Cash Value less any amounts deducted on Surrender shown in the Certificate Specifications page and any applicable Premium Tax.

CASH VALUE - The value of the net Purchase Payments in Your Individual Account less surrenders, plus interest. Sometimes referred to as "Account Value."

CERTIFICATE OF PARTICIPATION - A certificate issued to You which explains the benefits and provisions to which You are entitled under the contract.

CERTIFICATE YEAR - The twelve-month period beginning with the Certificate Date or any anniversary thereof.

CODE - The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of this contract.

COMMENCEMENT DATE - The date on which Annuity payments are to begin.

CONTRACT DATE - The date the contract is issued as shown in the Certificate Specifications page.

CONTRACT DISCONTINUANCE - Termination of the contract and all certificates issued under the contract by the Contract Owner.

CONTRACT OWNER - The person or entity identified in the Contract Specifications page.

DUE PROOF OF DEATH - (i) A copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.

EXCESS PLAN CONTRIBUTIONS - [Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator, excluding reversions upon Plan Termination.]

INDIVIDUAL ACCOUNT - Amounts credited to a You or Your Beneficiary under this certificate.

OUR OFFICE - The home office of the Travelers Insurance Company or any other office which We may designate for the purpose of administering this contract. All correspondence regarding this certificate should be sent to Our mailing address stated on the cover page of this contract.

PARTICIPANT- An eligible person who is a member in Your Plan.

PLAN - The Plan, or arrangement, designated in the Contract Specifications page, used in a retirement plan or program whereby the Purchase Payments and any gains are intended to qualify under sections [401, 457 combination 401/403 or 403(b)] of the Internal Revenue Code, as amended. We are not a party to the Plan. We do not assume the responsibilities of the Plan Administrator, nor are We bound by the terms of the Plan. We will have no obligation to verify that the Plan Administrator is acting within the scope of his/her authority. All records pertaining to the Plan will be open for inspection by Us.

PLAN TRUSTEE - The trustee specified in the Certificate Specifications.

PREMIUM TAX - The amount of tax, if any, charged by the state or municipality. We will deduct any applicable Premium Tax from the Cash Value either upon surrender, annuitization, death, or at the time a Purchase Payment is made, but no earlier than when We have the liability under state law.

PURCHASE PAYMENTS - Payments made to this certificate.

SEPARATION FROM SERVICE - [The termination or permanent severance of Your employment with the employer for any reason that is a separation from service within the meaning of the Plan. However, termination of Your employment with the employer as a result of the sale of all or part of the employer's business (including divisions or subsidiaries of the employer) will not be considered Separation from Service unless You actually lose Your job or You are not immediately included in a pension or profit sharing plan of the successor employer.]

SURRENDER DATE - The date We receive a Written Request for a Surrender.

VALUATION DATE - The date on which this certificate is valued.

WE, OUR, US - The Travelers Insurance Company.

WRITTEN REQUEST - Written information including requests for contract, beneficiary, ownership, transfers, surrenders or other changes sent to Us in a form and content satisfactory to Us and received in good order at Our Office. Requests for changes are subject to any action taken prior to Our receipt of the written information.

YOU, YOUR - The certificate owner.

YOUR ACCOUNT - Cash Value attributed to You under this certificate.

--------------------------------------------------------------------------------
                         GENERAL CERTIFICATE PROVISIONS
--------------------------------------------------------------------------------


OWNERSHIP

The Contract Owner is identified on the Certificate Specifications Page. The Contract Owner has sole power while the contract is in force to exercise any rights given in the certificate. In order to maintain tax qualification, the contract and any certificates may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose except as may be required or permitted under applicable law including the Internal Revenue Code.

CREDITOR CLAIMS

No right or benefit to the Contract Owner, You or the Beneficiary under this certificate shall be subject to the claims of creditors or any legal process other than to the extent permitted by law.

CONTROL OF THE CERTIFICATE

The Contract Owner or You, if so authorized may elect to exercise any options allowed by the certificate with respect to Your Individual Account. Elections made under the certificate must be made by a Written Request, unless another manner is mutually agreed upon.

ENTIRE CERTIFICATE

The entire certificate between You and Us consists of the certificate, and any attached amendments, riders, or endorsements.

CERTIFICATE OF PARTICIPATION

A certificate issued to You under the terms of the Plan stating who may exercise the rights, privileges and receives the benefits of the certificate. Some of the provisions of the group contract are described in this certificate.

CERTIFICATE CHANGES

The contract and all related certificates are governed by the law of the state in which the contract is issued for delivery. Upon receiving appropriate state approval, if necessary, We may at any time make any changes, including retroactive changes, to the contract and certificates to the extent that the change is required to meet the requirements of any federal, state or local law or regulation. All contract and certificate changes will be made by a written amendment, rider, or endorsement signed by Our President, Our Chairman, or one of Our home office authorized officers. Agents do not have authority to alter or modify any of the terms or conditions of the contract or this certificate, or to waive any of its provisions.

Any change will not affect the amount or term of any Annuity begun prior to the change, unless the change is required to conform the contract and certificates to any federal or state statute and will not affect the method by which the contract value and certificate value is determined.

INCONTESTABILITY

We will not contest this certificate from the Certificate Date.

REQUIRED REPORTS

We will furnish a report as often as required by law, but at least once in each Certificate Year, reporting the status of the certificate as of a date not more than four months previous to the date of the mailing.

NON-PARTICIPATING

This certificate does not share in Our surplus earnings, so You will receive no dividends under it.

--------------------------------------------------------------------------------
                                PURCHASE PAYMENTS
--------------------------------------------------------------------------------

The Purchase Payments are the payments the Contract Owner and/or You make to this certificate. An initial Purchase Payment must be made to the certificate and is due and payable before the certificate becomes effective. Each Purchase Payment is payable to Us at Our Office. The minimum and maximum Purchase Payments are shown in the Certificate Specifications page. We reserve the right to limit the amount of the Purchase Payment which will be accepted.

Net Purchase Payments are that part of the Purchase Payments applied to the certificate. The net Purchase Payment is equal to the Purchase Payment less any applicable Premium Tax.

--------------------------------------------------------------------------------
                                   CASH VALUE
--------------------------------------------------------------------------------

The Cash Value on the certificate date is the initial net Purchase Payment. On any date after certificate date, the Cash Value equals:

1. total net Purchase Payment(s) paid; minus

2. any prior partial surrenders and applicable surrender charges; plus 3. any interest earned.

On the Annuity Income Date, the Annuity Value will be reduced by any Premium Tax payable before it is applied to determine the annuity payments.

--------------------------------------------------------------------------------
                     TRANSFERS TO PRODUCTS NOT ISSUED BY US
--------------------------------------------------------------------------------

Amounts may be transferred from this certificate to products not issued by Us as described in the Certificate Specifications page. No transfers will be allowed from this certificate directly into any competing fund (any bond, money market, or other fixed income investment vehicle), unless it is a benefit responsive distribution. Amounts previously transferred from this certificate to an Approved Product may not be transferred back into this certificate for a period of at least 3-months from the date of transfer. ]

--------------------------------------------------------------------------------
                                  DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

The Contract Owner may, as provided in the Plan, distribute Cash Value from the group Account to Your Individual Account. The Contract Owner also may, as required by the Plan, move Cash Value from Your Individual Accounts to the group Account.

CASH SURRENDER VALUE

The Cash Surrender Value will be determined as of the next business day following receipt of a Written Request by the Contract Owner or You if so authorized. We may delay payment of the Cash Surrender Value for a period not to exceed six-months.

ALLOWABLE DISTRIBUTIONS

The Contract Owner or You if so authorized, may request allowable distributions shown in the Certificate Specifications page at any time. Upon receipt of a Written Request, We will pay You or the Participant if so authorized, the Cash Value as applicable for those allowable distributions.

SURRENDER FROM INTEREST RATE PERIODS

For the purpose of processing distributions, withdrawals are taken from the most recent "interest rate period" first, and each subsequent interest rate period is accessed for distributions in descending order on a Last-In, First-Out (LIFO) basis.

--------------------------------------------------------------------------------
                             DEATH BENEFIT PROVISION
--------------------------------------------------------------------------------

DEATH OF PARTICIPANT

A death benefit is payable in a single sum to the Beneficiary upon the death of a Participant before the Commencement Date. A death benefit is also payable under those Annuity Options which provide for death benefits. We will pay the Beneficiary the death benefit as described below upon receiving Due Proof of Death. At Your Written Request, We will pay the death benefit to the Participant's beneficiary. When We make a payment to the Plan Trustee, We will have no obligation to ensure that such payment is applied according to the terms of the Plan.

DEATH PROCEEDS PRIOR TO THE COMMENCEMENT DATE

If the Participant dies before the Commencement Date, We will pay the Beneficiary the Cash Value of the Participant's Individual Account less any applicable Premium Tax as of the date We receive Due Proof of Death.

INTEREST ON DEATH PROCEEDS

We will pay interest on death proceeds of a Participant's Individual Account in accordance with appropriate state regulations.

DEATH PROCEEDS AFTER THE COMMENCEMENT DATE

If the Annuitant/Participant dies on or after the Commencement Date, We will pay the Beneficiary a death benefit consisting of any benefit remaining under the Annuity option then in effect.

--------------------------------------------------------------------------------
                              TERMINATION PROVISION
--------------------------------------------------------------------------------

TERMINATION AMOUNT

If the Cash Value in Your Individual Account is less than the Termination Amount stated in the Certificate Specifications, We reserve the right to terminate Your Account and move the Cash Value to the Contract Owners Account .

--------------------------------------------------------------------------------
                        CONTRACT DISCONTINUANCE PROVISION
--------------------------------------------------------------------------------

If the contract is discontinued, all certificates will also be discontinued, and no further Purchase Payments or transfers will be allowed.

On the date We receive a Written Request to discontinue the contract, or within 31 days after We notify the Contract Owner in writing of Our intent to discontinue the contract, all Cash Values in the Individual Accounts will be transferred to the Contract Owners Account.

If the contract is discontinued because of Plan Termination and the Plan certifies to Us that the Plan Termination is the result of the dissolution or liquidation of the employer under US Code Title 11 procedures, the Cash Surrender Value will be distributed directly to the employees entitled to share in such distributions in accordance with the Plan relating to Plan Termination. Distribution may be in the form of cash payments, Annuity options, or deferred annuities. This provision does not apply to 457 Deferred Compensation plans.

If the Plan is terminated or the contract discontinued for any other reason, then upon discontinuance of the contract, We will determine the Market Adjusted Value. The Market Adjusted Value is the current value as of the date of discontinuance and reflects the relationship between the rate of interest at the time of discontinuance to the rate of interest credited on new deposits for this class of contracts and certificates at the time of discontinuance. The Market Adjusted Value may be greater than or less than the Cash Value. If the Market Adjusted Value is less than the Cash Value of the contract as of the date of discontinuance, we will pay the Contract Owner the choice of:

     a) the Market Adjusted Value, less any amounts deducted on Surrender, in one lump sum within 60 days of the date of discontinuance; or

     b) the Cash Surrender Value of the contract in equal installments over a 5-year period. The amount deducted on Surrender, if any, is determined as of the date of discontinuance and will apply to all installment payments. Interest will be credited to the remaining Cash Value of the contract during this installment period at a fixed effective annual interest rate as shown in the Contract Specifications. The first payments will be made no later than 60 days following Our mailing the written notice to the Contract Owner at the most current address available on Our records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Certificate Specifications page are not allowed during the 5-year installment period.

If the Market Adjusted Value is greater than the Cash Value of the contract as of the date of discontinuance, We will pay The Contract Owner a choice of:

     a) the Cash Surrender Value of the Contract within 60 days of the date of discontinuance; or

     b) the Cash Value of the Contract in installments over a 5-year period. Interest will be credited to the remaining Cash Value of the contract during this installment period at a fixed effective annual interest rate as shown in the Contract Specifications. The first payment will be made no later than 60 days following Our mailing the written notice to You at the most current address available on Our records. The remaining payments will be mailed on each anniversary of the discontinuance date for 4 years. Allowable distributions shown on the Contract Specifications page are not allowed during the 5-year installment period.

                         MARKET VALUE ADJUSTMENT FORMULA

                                                      5              5
           MARKET ADJUSTED VALUE = CASH VALUE X (1+RO) / (1+R1+.0025)

WHERE:

RO IS THE AVERAGE INTEREST RATE CREDITED TO AMOUNTS IN THE CONTRACT ON THE DATE OF DISCONTINUANCE, AND

RI IS THE INTEREST RATE ON NEW DEPOSITS FOR THIS CLASS OF CONTRACTS ON THE DATE OF DISCONTINUANCE.

--------------------------------------------------------------------------------
                              SETTLEMENT PROVISION
--------------------------------------------------------------------------------

ELECTION OF SETTLEMENT OPTIONS

Any amount distributed from the contract or certificate on behalf of You or Your Beneficiary, may be applied to any one of the Annuity options described below.

Election of any of these options must be made by Written Request to Our Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by the Contract Owner or You if so, if so authorized. The following information must be provided with any such request:

     a) the Annuitant's/Participant's name, address, date of birth, social security number; and

     b)   the amount to be distributed in the form of an Annuity option; and

     c)   the Annuity option which is to be purchased; and

     d)   the date the Annuity option payments are to begin; and

     e) if the form of the Annuity provides a death benefit in the event of the Annuitant's/Participant's death, the name, relationship and address of the Beneficiary as designated by You; and

     f)   any other data that We may require.

The Beneficiary, as specified in item (e) above, may be changed by the Contract Owner or You if so authorized, as long as We are notified by Written Request while the Annuitant/Participant is alive. If the Beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the Beneficiary. After We receive the Written Request and the written consent of the Beneficiary (if required), the new Beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment We made before the Written Request.

MINIMUM AMOUNTS

The minimum amount that can be placed under an Annuity option is $2,000 unless We consent to a lesser amount. If any periodic payments due are less than $100, We reserve the right to make payments at less frequent intervals.

MISSTATEMENT

If an Annuitant's/Participant's date of birth was misstated, all benefits of the certificate will be what the Cash Value would have purchased at the correct age on the date of issue of the Annuity option elected.

If an underpayment has been made under this certificate due to misstatement as described above, We will pay the portion due promptly. If an overpayment has occurred, the amount due Us will be deducted from subsequent Annuity payments, as necessary. No interest will be credited or charged in the event of an underpayment or overpayment. Proof of the Annuitant's/Participant's age may be filed at any time at Our Office.

RETIRED LIFE CERTIFICATE

We will issue a certificate setting forth the benefits to which such person is entitled under this certificate.

FIXED ANNUITY

A fixed annuity is an annuity with payments which remain fixed as to dollar amount throughout the payment period. The Life Annuity Tables are used to determine the monthly annuity payment. They show the dollar amount of monthly annuity payment which can be purchased with each $1,000 applied. The amount applied to the fixed annuity will be equal to the Cash Surrender Value allocated to the fixed annuity determined as of the date fixed annuity payments start. If it would produce a larger payment, the fixed annuity payment will be determined using the Life Annuity Tables in effect on the Commencement Date.

ANNUITY OPTIONS

Subject to conditions stated in ELECTION OF SETTLEMENT OPTIONS and MINIMUM AMOUNTS, all or any part of the Cash Surrender Value of this contract may be paid to the Annuitant/Participant under one or more of the Annuity options below.

OPTION 1.  LIFE ANNUITY - NO REFUND

We will make monthly Annuity payments during the lifetime of the person on whose life the payments are based, ending with the last monthly payment preceding death.

OPTION 2.  LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS ASSURED

We will make monthly Annuity payments during the lifetime of the person on whose life the payments are based and under the conditions stated below.

If at the death of that person, payments have been made for less than 120, 180, or 240 months, as elected, We will continue to make payments to the designated Beneficiary during the remainder of the period.

OPTION 3.  JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make monthly Annuity payments during the joint lifetime of the Annuitant/Participant and a secondary payee, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

OPTION 4. JOINT AND LAST SURVIVOR LIFE ANNUITY - ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE

We will make monthly Annuity payments during the joint lifetime of two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, We will continue to make monthly Annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, We will continue to make monthly Annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee.

No further payments will be made following the death of the survivor.

OPTION 5.  PAYMENTS FOR A FIXED PERIOD

We will make monthly payments for the period selected. If at the death of the Annuitant/Participant, payments have been made for less than the period selected, We will continue to make payments to the designated Beneficiary during the remainder of that period.

OPTION 6.  OTHER ANNUITY OPTIONS

We will make other arrangements for Annuity payments as may be mutually agreed upon by You and Us.

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                     OPTIONS 1 AND 2- SINGLE LIFE ANNUITIES

      UNISEX                 NUMBER OF MONTHLY PAYMENTS GUARANTEED
     ADJUSTED         NONE          120           180             240
        AGE
        [45           2.64          2.63          2.62           2.61
        46            2.68          2.68          2.67           2.65
        47            2.73          2.73          2.71           2.70
        48            2.79          2.78          2.76           2.74
        49            2.84          2.83          2.82           2.79
        50            2.90          2.89          2.87           2.85
        51            2.96          2.95          2.93           2.90
        52            3.03          3.01          2.99           2.95
        53            3.09          3.08          3.05           3.01
        54            3.17          3.15          3.12           3.07
        55            3.24          3.22          3.19           3.14
        56            3.32          3.29          3.26           3.20
        57            3.40          3.37          3.33           3.27
        58            3.49          3.46          3.41           3.34
        59            3.59          3.55          3.49           3.41
        60            3.69          3.64          3.58           3.48
        61            3.80          3.74          3.67           3.55
        62            3.91          3.85          3.76           3.63
        63            4.03          3/96          3.86           3.71
        64            4.16          4.08          3.96           3.78
        65            4.30          4.20          4.07           3.86
        66            4.45          4.34          4.17           3.94
        67            4.61          4.47          4.29           4.02
        68            4.78          4.62          4.40           4.10
        69            4.96          4.77          4.52           4.17
        70            5.16          4.93          4.63           4.24
        71            5.37          5.10          4.75           4.31
        72            5.59          5.27          4.87           4.38
        73            5.84          5.45          4.99           4.44
        74            6.10          5.64          5.11           4.50
        75            6.38          5.83          5.22           4.55

Dollar amounts of the monthly Annuity payments in the above table assumes a year 2000 issue, and are based upon the Annuity 2000 Table] (blended 50%/50% female/male) with mortality improvements based on Projection Scale G. This table assumes a net investment rate of 1.5% per Annum, assuming a 365-day year.

Calendar Year in which 1st  payment is due:
Adjusted Age is Actual Age:

2003-2005         2006-2010        2011-2015         2016-2020
minus 1           minus 2          minus 3           minus 4

2021-2025         2026-2030        2031-2035         2036 AND LATER
minus 5           minus 6          minus 7           minus 8]

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                 OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY

     UNISEX
    ADJUSTED                             UNISEX ADJUSTED AGE
       AGE        45        50        55         60        65         70         75
       [45       2.35      2.43      2.49       2.54      2.57       2.60       2.61
       50        2.43      2.54      2.64       2.72      2.79       2.83       2.86
       55        2.49      2.64      2.79       2.92      3.02       3.10       3.16
       60        2.54      2.72      2.92       3.11      3.28       3.42       3.53
       65        2.57      2.79      3.02       3.28      3.54       3.77       3.96
       70        2.60      2.83      3.10       3.42      3.77       4.13       4.46
       75        2.61      2.86      3.16       3.53      3.96       4.46       4.96




                 OPTION 4 - JOINT AND LAST SURVIVOR LIFE ANNUITY
                    REDUCED BY 50% ON DEATH OF PRIMARY PAYEE

                  AGE OF PRIMARY
               AND SECONDARY UNISEX                  DOLLAR AMOUNT

                        45                               2.48
                        50                               2.71
                        55                               3.00
                        60                               3.37
                        65                               3.88
                        70                               4.59
                        75                               5.58


Dollar amounts of the monthly Annuity payments in the above table assumes a year 2000 issue, and are based on the Annuity 2000 Table (blended 50%/50% female/male) with mortality improvements based on Projection Scale G. This table assumes a net investment rate of 1.5% per Annum, assuming a 365-day year.

Calendar Year in which 1st  payment is due:
Adjusted Age is Actual Age:

2003-2005         2006-2010         2011-2015        2016-2020
minus 1           minus 2           minus 3          minus 4

2021-2025         2026-2030         2031-2035        2036 AND LATER
minus 5           minus 6           minus 7          minus 8]

                               LIFE ANNUITY TABLES
                  GUARANTEED AMOUNT OF MONTHLY ANNUITY PAYMENTS
                 PURCHASED WITH EACH $1,000 OF PROCEEDS APPLIED

                     OPTION 5 - PAYMENTS FOR A FIXED PERIOD

                      MONTHLY                                        MONTHLY
    NUMBER OF         PAYMENT                       NUMBER OF        PAYMENT
      YEARS           AMOUNT                          YEARS          AMOUNT

       [5              17.28                            18            5.27
        6              14.51                            19            5.03
        7              12.53                            20            4.81
        8              11.04                            21            4.62
        9              9.89                             22            4.44
       10              8.96                             23            4.28
       11              8.21                             24            4.13
       12              7.58                             25            3.99
       13              7.05                             26            3.86
       14              6.59                             27            3.75
       15              6.20                             28            3.64
       16              5.85                             29            3.54
       17              5.55                             30            3.44



The dollar amounts of the monthly Annuity payments for the fifth option are based on a net investment rate of 1.5% per annum, assuming a 365-day year.]

                       THIS PAGE LEFT INTENTIONALLY BLANK.

             TAX-SHELTERED ANNUITY (TSA) 403(B) QUALIFICATION RIDER

This Rider may be issued with an individual Contract, a group master contract, or a group certificate issued under a group master contract, (hereinafter referred to as "Contract"). This Rider qualifies this Contract to comply with
Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and applicable regulations. The provisions in this Rider supersede any contrary provisions in the Contract. The following conditions, restrictions and limitations apply.

If this Contract is subject to the requirements of Employee Retirement Income Security Act (ERISA), we are not a party to the Plan, nor are we the Plan Administrator. Any responsibilities related to the appropriateness of any withdrawal, consents (or revocation thereof), or any other fiduciary decision related to the administration of the Plan is that of the employer or the Plan Administrator.

OWNER AND ANNUITANT

If the owner of this Contract is an employer, it represents that it is an eligible organization described in Section 403(b)(1)(A) of the Code and that the plan or arrangement meets the requirements of Code Section 403(b). The term employee will mean the individual for whose benefit the employer established an annuity program under Code Section 403(b). This employee will be the Annuitant under this Contract. If the owner of this Contract is an employee of an eligible organization as described above, he or she must also be the Annuitant and represents that he/she is eligible to own this Contract under the requirements of Code Section 403(b). The Annuitant is the individual on whose life the first Annuity payment is made. A joint owner or a contingent Annuitant cannot be named under this Contract. The Annuitant may not be changed after the Contract Date except as provided hereunder.

TRANSFER OF OWNERSHIP/ASSIGNMENT

In order to maintain tax qualification, this Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan (except to us) or as security for the performance of an obligation or for any other purposes except as may be required or permitted under applicable sections of the Code. The Annuitant's interest, except as permitted by law, is nonforfeitable. We will administer this Contract only as a Tax Qualified Contract, under Section 403(b) of the Code. Certain rules may apply in the case of a transfer under the terms of a Qualified Domestic Relations Order (QDRO), as defined in Code Section 414(p).

CONTRIBUTION LIMITS

In order to meet the qualification requirements of Code Section 403(b), elective deferral contributions may not exceed the limitations in effect under Code Sections 402(g), 414(v) and 415(c). This rule is an individual limitation that applies to all elective deferral plans, contracts or arrangements in the aggregate.

ROLLOVERS

To the extent the Annuitant is eligible for a distribution under this Contract, and provided the distribution is an eligible rollover distribution, the distribution or a portion of it may be paid directly to an eligible retirement plan. An eligible retirement plan includes an Individual Retirement Annuity or Account described in Code Section 408; a Tax Sheltered Annuity plan or arrangement under Code Section 403(b); a Defined Contribution plan qualified under Code Section 401; and a governmental Deferred Compensation arrangement under Code Section 457, as permitted by law. In the case of an eligible distribution to the surviving spouse however, an eligible retirement plan is an Individual Retirement Annuity or Account, or another TSA. You must specify the eligible retirement plan to which such distribution is to be paid in a form and at such time acceptable to us. Such distribution shall be made as a direct transfer to the eligible retirement plan so specified. Surrender penalties under this Contract may apply to all rollover distributions.

Previously taxed amounts in this Contract are not eligible for rollover. Amounts that are rolled over are generally not taxed until later distributed. An eligible rollover distribution generally includes any taxable distribution or portion thereof from this Contract except:

     (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Annuitant or the joint lives (or joint and survivor expectances) of the Annuitant and the Annuitant's designated beneficiary, or for a specified period of ten years or more;

     (2) any distribution to the extent such distribution is required under Code Sections 401(a)(9) and 403(b)(10);

     (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

     (4)  any hardship distribution described in Code Section 403(b)(11) or Code
          Section 403(b)(7)(A)(ii) made to the contract owner after 1998, and

     (5)  any other distribution(s) to the extent provided under the Code.

When an Annuitant receives a distribution directly by check that is eligible for rollover, then mandatory income tax withholding will be taken from the distribution. The Annuitant may roll over the balance to an Individual Retirement Annuity or account within 60 days of receipt of the check, and may make up the amount withheld from other sources in the rollover in order to roll over the maximum without possible early distribution tax penalty on the amount of the tax withholding.

DIRECT TRANSFERS

Direct transfers to another 403(b) arrangement pursuant to Revenue Ruling 90-24 or transfers to purchase service credits under a defined benefit governmental plan pursuant to Code Section 403(b)(13) as amended from time to time, may be made in the manner permitted by law.

WITHDRAWAL RESTRICTIONS

To qualify as a Contract which can defer compensation under a Code Section 403(b) plan or arrangement, the withdrawal restrictions under Code Section 403(b)(11) must be met.

Withdrawals attributable to contributions made pursuant to a salary reduction agreement may be paid only upon or after attainment of age 59 1/2, severance from employment, death, total or permanent disability (as defined in Code
Section 72(m)(7)) or in the case of hardship (as defined in Code Section 403(b)(11)). The hardship exception applies only to the salary reduction contributions and not to any income attributable to such contribution. Amounts may also be distributed pursuant to a QDRO to the extent permitted by law.

These withdrawal restrictions apply to years beginning after December 31, 1988 but only with respect to assets other than those assets held as of the close of the last year beginning before January 1, 1989.

If contributions attributable to a custodial account described in Section 403(b)(7) of the Code are transferred to this Contract, the following conditions, restrictions, and limitations apply:

     Withdrawals attributable to these transferred contributions may be paid only upon or after attainment of age 59 1/2, severance from employment, death, or total and permanent disability (as defined in Code Section 72(m)(7)).

     Withdrawals on account of hardship may be made only with respect to assets attributable to a custodial account as of the close of the last year beginning before January 1, 1989, and amounts contributed thereafter under a salary reduction agreement but not to any income attributable to such conditions.

ELECTION OF SETTLEMENT OPTIONS

On the Maturity Date, or other agreed upon date, We will pay the amount payable under this contract in one lump sum or in accordance with the Option elected by You. While the Annuitant is alive, You may change your Settlement Option election by Written Request, but only before the Maturity Date. Once annuity payments have commenced, no further election changes are allowed.

If subject to the ERISA and no election has been made on the Maturity Date and if the Annuitant is living and has a spouse, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant as primary payee and the Annuitant's spouse as secondary payee in accordance with the Joint and Last Survivor Life Annuity-Annuity Reduced on Death of Primary Payee Option. During the Annuitant's lifetime, if no election has been made and the Annuitant has no spouse on the Maturity Date, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant, in accordance with the Life Annuity with Period Certain Annuity option,, with 120 monthly payments assured.

REQUIRED MINIMUM DISTRIBUTIONS

DISTRIBUTIONS DURING ANNUITANT'S LIFETIME

In order to meet the qualification requirements of Code Section 403(b), all plans must meet the Required Minimum Distribution rules in Code Sections 401(a)(9) and 403(b)(10).

Code Section 401(a)(9) states that a plan will not be qualified unless the entire interest of each employee is distributed to such employee not later than the "required beginning date" or over the life or life expectancy of such employee or over the lives or joint life expectancy of such employee and a designated beneficiary. Generally, the "required beginning date" means April 1 of the calendar year following the later of (1) the calendar year in which the employee attains age 70 1/2, or (2) the calendar year in which the employee retires.

DISTRIBUTIONS UPON ANNUITANT'S DEATH

If the Annuitant dies on or after the Required Beginning Date (or after distributions have begun under one of the settlement options under this contract), the remaining portion of the Annuitant's interest (if any) shall be distributed at least as rapidly as the method of distribution in effect as of the Annuitant's death.

If the Annuitant dies before distribution of his or her interest in the Contract has begun and unless otherwise permitted under applicable law, the Annuitant's entire interest will be distributed in accordance with one of the following three provisions:

     a. If the Annuitant's interest is payable to a designated beneficiary, except as provided in (c) below, the designated beneficiary may elect to receive the entire interest over the life expectancy of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Annuitant died. Such election by the designated beneficiary must be irrevocable and must be made no later than September 30 of the calendar year immediately following the calendar year in which the Annuitant died.

     b. If there is no designated beneficiary, or if the beneficiary elects, the Annuitant's entire interest in the Contract will be distributed by December 31 of the calendar year containing the fifth anniversary of the Annuitant's death.

     c. If the designated beneficiary is the Annuitant's surviving spouse, the surviving spouse may elect to receive the entire interest in equal or substantially equal payments over the life expectancy of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date on or before the later of:

          (i) December 31 of the calendar year immediately following the calendar year in which the Annuitant died; or

          (ii) December 31 of the calendar year in which the Annuitant would have attained age 70 1/2. Such election by the surviving spouse must be irrevocable and must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Annuitant's death, or the date distributions are required to begin pursuant to the preceding sentence.

If the surviving spouse dies before distributions begin, the limitations described above in this section shall be applied as if the surviving spouse were the Annuitant.

Life expectancies will be calculated in accordance with the applicable requirements of Federal Law, including the Code and any applicable rules and regulations.

ANNUITIES DISTRIBUTED UNDER AN ERISA TSA

SPOUSAL CONSENT

DEATH BENEFIT - If the Annuitant dies while the Contract continues and the Annuitant has a spouse at the time of the Annuitant's death, We will pay the death benefit to a person other than the current spouse of the Annuitant only if proof of spousal consent, which meets the requirements of Section 417 of the Code, is furnished to us.

If the Beneficiary is not the current spouse and such spousal consent is not furnished, We will pay 50% of the death benefit to the current spouse. We will pay the balance of the death benefit to the Beneficiary.

CASH SURRENDER - Before the due date of the first annuity payment, 1) if You do not have a spouse and without the consent of any Beneficiary; or, 2) if You do have a current spouse then only with the written consent of your spouse, as required by Section 417 of the Code; We will pay to You all or any portion of the cash surrender value of the contract upon receipt of your Written Request for it.

ADMINISTRATIVE COMPLIANCE/AMENDMENT

If changes in the Code and related law, regulations and rulings require a distribution greater than described above in order to keep this Annuity qualified under the Code, we will administer the Contract in accordance with these laws, regulations and rulings. Notwithstanding any provision in this Contract or in the 403(b) plan of which this Contract is a part, we reserve the right to amend or modify the Contract or any rider or any endorsement thereto, to the extent necessary to comply with any law, regulation or other requirement in order to establish or maintain the qualified status of such plan, following any necessary regulatory approvals. Any such amendment or modification may be made retroactively to conform to the requirements of such law, regulation or other requirement.


                         THE TRAVELERS INSURANCE COMPANY

                              /s/ George C. Kokulis

                                    PRESIDENT

--------------------------------------------------------------------------------
                 PENSION/PROFIT SHARING PLAN QUALIFICATION RIDER
--------------------------------------------------------------------------------

If the Contract/certificate owner (hereinafter referred to as "You" or "Your") of this Contract/certificate (hereinafter referred to as "Contract") requested that it be issued to comply with Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following conditions, restrictions and limitations apply to this Contract. The Contract shall constitute an asset of the qualified pension or profit-sharing plan established under Code Section 401(a) and the regulations thereunder and the Contract shall be subject to the provisions, terms and conditions of such qualified plan. The amounts held under this Contract will be used for the exclusive benefit of the employees and their beneficiaries. The provisions in this rider supersede any contrary provisions in the Contract.

The Plan is subject to the Employee Retirement Income Security Act (ERISA). We are not a party to the Plan, nor are we the Plan Administrator. Any responsibilities related to the appropriateness of any withdrawal, consents (or revocation thereof), or any other fiduciary decision related to the administration of the Plan is that of the employer or the Plan Administrator.

OWNER AND ANNUITANT

If the owner of this Contract is an employer, it represents that the plan meets the requirements of Code Section 401(a). The term employee will mean the individual for whose benefit the employer established an annuity program under Code Section 401(a). This employee will be the Annuitant under this Contract. The Annuitant is the individual on whose life the first Annuity payment is made. A joint owner or a contingent Annuitant cannot be named under this Contract. The Annuitant may not be changed after the Contract Date except as provided hereunder.

TRANSFER OF OWNERSHIP/ASSIGNMENT

This Contract shall not be pledged or otherwise encumbered and it shall not be sold, assigned, or otherwise transferred to any other person or entity other than us.

CREDITOR CLAIMS

To the extent permitted by law, no right or benefit of the owner, Annuitant or Beneficiary under this Contract shall be subject to the claims or creditors or any legal process.

CONTRIBUTION LIMITS

Contributions may not exceed the limitations in effect under Code Section 402(g) and 415(c).

ROLLOVERS

To the extent the Annuitant is eligible for a distribution under this Contract, and provided the distribution is an eligible rollover distribution, the distribution or a portion of it may be paid directly to an eligible retirement plan. An eligible retirement plan includes an Individual Retirement Annuity or Account described in Code Section 408; a Tax Sheltered Annuity plan or arrangement under Code Section 403(b); a Defined Contribution plan qualified under Code Section 401; and a governmental Deferred Compensation arrangement under Code Section 457, as permitted by law. In the case of an eligible distribution to the surviving spouse however, an eligible retirement plan is an Individual Retirement Annuity or Account. You must specify the eligible retirement plan to which such distribution is to be paid in a form and at such time acceptable to us. Such distribution shall be made as a direct transfer to the eligible retirement plan so specified. Surrender penalties under this Contract may apply to all rollover distributions.

Previously taxed amounts in this Contract are not eligible for rollover. Amounts that are rolled over are generally not taxed until later distributed. An eligible rollover distribution generally includes any taxable distribution or portion thereof from this Contract except:

     (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Annuitant or the joint lives (or joint and survivor expectances) of the Annuitant and the Annuitant's designated beneficiary, or for a specified period of ten years or more;

     (2) any distribution to the extent such distribution is required under Code Sections 401(a)(9) and 403(b)(10);

     (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

     (4)  any hardship distribution described in Code Section 403(b)(11) or Code
          Section 403(b)(7)(A)(ii) made to the contract owner after 1998, and

     (5)  any other distribution(s) to the extent provided under the Code.

When an Annuitant receives a distribution directly by check that is eligible for rollover, then mandatory income tax withholding will be taken from the distribution. The Annuitant may roll over the balance to an Individual Retirement Annuity or Account within 60 days of receipt of the check, and may make up the amount withheld from other sources in the rollover in order to roll over the maximum without possible early distribution tax penalty on the amount of the tax withholding.

ELECTION OF SETTLEMENT OPTIONS

On the Maturity Date, or other agreed upon date, We will pay the amount payable under this Contract in one lump sum or in accordance with the Option elected by You. While the Annuitant is alive, You may change your Settlement Option election by Written Request, but only before the Maturity Date. Once annuity payments have commenced, no further election changes are allowed.

If no election has been made on the Maturity Date and if the Annuitant is living and has a spouse, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant as primary payee and the Annuitant's spouse as secondary payee in accordance with the Joint and Last Survivor Life Annuity-Annuity Reduced on Death of Primary Payee Option. During the Annuitant's lifetime, if no election has been made and the Annuitant has no spouse on the Maturity Date, We will pay to You the first of a series of monthly annuity payments based on the life of the Annuitant, in accordance with the Life Annuity with Period Certain Annuity option, with 120 monthly payments assured.

REQUIRED MINIMUM DISTRIBUTIONS

DISTRIBUTIONS DURING ANNUITANT'S LIFETIME

In order to meet the qualification requirements of Code Section 401(a), all plans must meet the required mandatory distribution rules in Code Section 401(a)(9).

Code Section 401(a)(9) states that a plan will not be qualified unless the entire interest of each employee is distributed to such employee not later than the "required beginning date" or over the life or life expectancy of such employee or over the lives or joint life expectancy of such employee and a designated beneficiary. Generally, the "required beginning date" means April 1 of the calendar year following the later of (1) the calendar year in which the employee attains age 70 1/2, or (2) the calendar year in which the employee retires, except that in the event that the employee is a 5% owner, the "required beginning date" is April 1 of the calendar year in which the employee attains age 70 1/2.

                      DISTRIBUTIONS UPON ANNUITANT'S DEATH

If the Annuitant dies on or after the Required Beginning Date (or after distributions have begun under one of the settlement options under this Contract), the remaining portion of the Annuitant's interest (if any) shall be distributed at least as rapidly as the method of distribution in effect as of the Annuitant's death.

If the Annuitant dies before distribution of his or her interest in the Contract has begun and unless otherwise permitted under applicable law, the Annuitant's entire interest will be distributed in accordance with one of the following three provisions:

     d. If the Annuitant's interest is payable to a designated beneficiary, except as provided in (c) below, the designated beneficiary may elect to receive the entire interest over the life expectancy of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Annuitant died. Such election by the designated beneficiary must be irrevocable and must be made no later than September 30 of the calendar year immediately following the calendar year in which the Annuitant died.

     e. If there is no designated beneficiary, or if the beneficiary elects, the Annuitant's entire interest in the Contract will be distributed by December 31 of the calendar year containing the fifth anniversary of the Annuitant's death.

     f. If the designated beneficiary is the Annuitant's surviving spouse, the surviving spouse may elect to receive the entire interest in equal or substantially equal payments over the life expectancy of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date on or before the later of:

          (i) December 31 of the calendar year immediately following the calendar year in which the Annuitant died; or

          (ii) December 31 of the calendar year in which the Annuitant would have attained age 70 1/2. Such election by the surviving spouse must be irrevocable and must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Annuitant's death, or the date distributions are required to begin pursuant to the preceding sentence.

If the surviving spouse dies before distributions begin, the limitations described above in this section shall be applied as if the surviving spouse were the Annuitant.

  Life expectancies will be calculated in accordance with the applicable requirements of Federal Law, including the Code and any applicable rules and regulations.

ANNUITIES DISTRIBUTED UNDER QUALIFIED PLANS

If the applicant for this Contract requested that it be issued to comply with
Section 401(a) of the Code, and this Contract has subsequently been transferred to the Annuitant, the following conditions, restrictions and limitations apply to this Contract in addition to the above.

SPOUSAL CONSENT

DEATH BENEFIT - If the Annuitant dies while the Contract continues and the Annuitant has a spouse at the time of the Annuitant's death, We will pay the death benefit to a person other than the current spouse of the Annuitant only if proof of spousal consent, which meets the requirements of Section 417 of the Code, is furnished to us.

If the Beneficiary is not the current spouse and such spousal consent is not furnished, We will pay 50% of the death benefit to the current spouse. We will pay the balance of the death benefit to the Beneficiary.

CASH SURRENDER - Before the due date of the first annuity Payment, 1) if You do not have a spouse and without the consent of any Beneficiary; or, 2) if You do have a current spouse then only with the written consent of your spouse, as required by Section 417 of the Code; We will pay to You all or any portion of the cash surrender value of the Contract upon receipt of your Written Request for it.

ADMINISTRATIVE COMPLIANCE/AMENDMENT

If changes in the Code and related law, regulations and rulings require a distribution greater than described above in order to keep this Annuity qualified under the Code, we will administer the Contract in accordance with these laws, regulations and rulings. Notwithstanding any provision to the contrary in this Contract or the qualified pension or profit-sharing plan of which this Contract is a part, We reserve the right to amend or modify the Contract or any rider or endorsement thereto, to the extent necessary to comply with any law, regulation or other requirement in order to establish or maintain the qualified status of the plan, following all necessary regulatory approvals. Any such amendment or modification may be made retroactively effective if necessary or appropriate to conform to the conditions imposed by such law, regulation or other requirement.


                                        THE TRAVELERS INSURANCE COMPANY

                                             /s/ George C. Kokulis

                                                   President

--------------------------------------------------------------------------------
                    CODE SECTION 457 PLAN QUALIFICATION RIDER
--------------------------------------------------------------------------------

This Rider modifies the contract/certificate (hereinafter referred to as "contract") to which it is attached for use in connection with a deferred compensation plan (the "Plan") qualified under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"). In the case of a conflict with any provision in the contract, the provisions of this Rider will control. This Rider applies and is made a part of the contract as of the earliest date permitted by applicable law.

The contract is modified as follows:

1.   The contract shall constitute an asset of the Plan qualified under Code
     Section 457.

2. The amounts held under this contract will be used for the exclusive benefit of the participants and their beneficiaries, and no portion of the amounts held under this contract or the proceeds thereof, nor any interests or rights under this contract shall be subject to the claims of the general creditors of the contract owner.

3. All distributions under this contract shall be made in accordance with the requirements of Code Sections 457 and 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G) and Treasury Regulations thereunder, and distributions made pursuant to a Qualified Domestic Relations Order (QDRO) under Code Section 414(P)(10), and (11) and shall be subject to the provisions, terms and conditions of such Plan regarding distributions.

4.   Amounts held under this contract under an eligible governmental Code
     Section 457 plan may be rolled over into another eligible governmental Code
     Section 457 plan; an Individual Retirement Annuity (IRA) under Code Section 408(B), or an eligible retirement plan including a qualified pension, profit sharing or stock bonus plan or a Code Section 403(b) Tax Sheltered Annuity (TSA), if the plan accept such rollovers. Eligible rollover distributions from an IRA, qualified plan or Code Section 403(b) plan may be rolled into an eligible governmental Code Section 457 plans. Rollovers to or from a qualified plan or TSA must be accounted for separately.

If changes in the Code and related law, regulations and rulings require a distribution greater than described above in order to keep this Annuity qualified under the Code, we will administer the Contract in accordance with these laws, regulations and rulings. This contract may be amended by Us at any time to maintain its qualified status under Section 457 of the Code, following all necessary regulatory approvals. Any such amendment may be made retroactively effective if necessary or appropriate to conform to the requirements of the Code or any State law.


                         THE TRAVELERS INSURANCE COMPANY

                              /s/ George C. Kokulis

                                    PRESIDENT

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






             FLEXIBLE PREMIUM GROUP DEFERRED FIXED ANNUITY CONTRACT

                                  TAX QUALIFIED

ELECTIVE OPTIONS                                               NON-PARTICIPATING








            VALUES PROVIDED BY THIS CERTIFICATE ARE GUARANTEED AS TO
                              FIXED DOLLAR AMOUNT.